UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	June 30, 2011

Structured Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
Structured Tax-Managed Equity
Structured International Tax-Managed Equity

Goldman Sachs Structured Tax-Advantaged Equity Funds

■	U.S. EQUITY DIVIDEND AND PREMIUM

■	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

■	STRUCTURED TAX-MANAGED EQUITY

■	STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process — Equity Dividend and Premium Funds	5

Portfolio Management Discussions and Performance Summaries — Equity Dividend and Premium Funds	6

Investment Process — Global Structured Tax-Managed	16

Portfolio Management Discussions and Performance Summaries — Structured Tax-Managed Funds	17

Schedules of Investments	27

Financial Statements	50

Financial Highlights	54

Notes to the Financial Statements	62

Other Information	84

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund is also subject to the risks associated with writing (selling) call options. Writing call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market. The Fund’s options strategies may not fully protect it against declines in the value of the market. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after tax return, and minimize capital gains and income distribution. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts. The Fund may make investments in derivative instruments, including options and financial futures. Derivative instruments may be illiquid, difficult to price and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund.

The Goldman Sachs International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after tax return, and minimize capital gains and income distribution. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts. The Fund may make investments in derivative instruments, including options and financial futures. The Fund is also subject to the risks associated with writing (selling) call options. Writing call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market. The Fund’s options strategies may not fully protect it against declines in the value of the market. Derivative instruments may be illiquid, difficult to price and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

The Goldman Sachs Structured Tax-Managed Equity Fund invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may invest in securities of any capitalization, including mid-capitalization and small-capitalization companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after tax return, and minimize capital gains and income distribution. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts. The Fund may make investments in derivative instruments, including options and financial futures. Derivative instruments may be illiquid, difficult to price and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund.

The Goldman Sachs Structured International Tax-Managed Equity Fund invests primarily in international equity securities. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may invest in securities of any capitalization, including mid-capitalization and small-capitalization companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after tax return, and minimize capital gains and income distribution. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts. The Fund may make investments in derivative instruments, including options and financial futures. Derivative instruments may be illiquid, difficult to price and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund.

MARKET REVIEW

Goldman Sachs Structured Tax-Advantaged Equity Funds

Market Review

Overall, global equity markets generated positive returns during the six months ended June 30, 2011 (the “Reporting Period”). Most of the gains were generated during the first quarter of 2011 when economic data remained relatively strong. However, as the quarter progressed, risks to the global economy proliferated. Political unrest emerged in Tunisia, followed by Egypt and the broader Middle East and North African region. Oil prices peaked around $126 per barrel on concerns about potential supply disruptions. In March, Japan was struck by the Tohoku earthquake and tsunami, leading to a nuclear emergency at the Fukushima Daiichi plant. In Europe, as policymakers struggled to avert restructures, Ireland and Portugal joined Greece as recipients of European Union bailouts. In April, the European Central Bank delivered its first interest rate hike since the financial crisis in response to escalating inflation pressures.

The global equity markets experienced a much more volatile second quarter. Investors generally remained defensive, but economic data had begun to shift. Oil prices started to moderate in April, helped in June by the International Energy Agency’s (“IEA”) agreement to release global strategic reserves. Expectations ran high for strong corporate profit growth. Japanese industrial output improved substantially toward the end of the Reporting Period, and the subsequent boost in U.S. manufacturing figures suggested that Japan’s recovery, even at these early stages, was repairing significant gaps in the global supply chain.

Alongside these modest improvements, widespread risks to market confidence remained at the end of the Reporting Period. U.S. labor markets had yet to show any consistent strength, and Eurozone policymakers were still working toward a detailed resolution for the peripheral European nations’ severe debt and fiscal problems. Moreover, fiscal pressures were mounting in the U.S., where lawmakers continued to disagree on terms for raising the country’s debt ceiling ahead of an August 2, 2011 payment deadline.

U.S. Equity Markets

The Russell 3000® Index, which is a measure of the broad equity markets, rose 6.35% during the Reporting Period, compared to the Standard & Poor’s 500® Index (“S&P 500 Index”), which gained 6.02%. Nine of the ten sectors in the S&P 500 Index were up, with health care (+13.88%) and energy (+11.43%) gaining the most ground. Energy was, not surprisingly, impacted by the price of Brent crude oil, which peaked at more than $126 per barrel in April on supply disruption fears in North Africa and the Middle East before falling in June on weaker U.S. economic data and concerns about the pace of growth in China’s economy. Still, Brent crude oil prices ended the Reporting Period at more than $112 per barrel. The health care sector was the largest contributor (measured by weight times total return) to S&P 500 Index returns.

The Russell 1000® Growth Index increased 6.83% during the Reporting Period, outperforming the Russell 1000® Value Index, which was up 5.92%. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, while the Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. Growth stocks outperformed value stocks, largely because of the strong performance of growth stocks within the financials sector. Small-cap stocks performed generally in line with large-cap stocks, with the Russell 2000® Index, a measure of small-cap stocks, returning 6.21%. Small-cap information technology stocks performed better than their large-cap counterparts during the Reporting Period.

MARKET REVIEW

International Equity Markets

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (the “MSCI EAFE Index”) gained 4.98% (USD, net) during the Reporting Period. Seventeen of the 22 countries in the MSCI EAFE Index were up, with Ireland (+20.03%) and New Zealand (+16.29%) posting the largest absolute gains. In terms of its weighting in the MSCI EAFE Index, France (+13.11%) was the largest contributor.

Eight of the ten sectors in the MSCI EAFE Index posted positive results for the Reporting Period, with health care (+11.12%) and telecommunication services (+8.77%) gaining the most ground. The top-weighted financials sector was the largest contributor (measured by weight times total return).

Looking Ahead

In the coming months, we continue to expect less expensive stocks to outpace more expensive stocks. We also believe stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on names about which fundamental analysts are becoming more positive and on profitable companies with strong sustainable earnings and a track record of using capital to enhance shareholder value. We anticipate remaining fully invested, and anticipate that long-term performance is likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs
U.S. Equity Dividend and Premium and
Goldman Sachs International Equity Dividend
and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks. By investing in these securities, and through the use of option call writing, the Funds look to generate an attractive after-tax cash flow.

Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds’ Investment Process

A diversified portfolio:

■	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

■	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

■	The Funds utilize index call writing to seek to enhance their cash flow.

■	We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500 Index or MSCI EAFE Index, as applicable.

■	A fully invested, style-consistent portfolio.

■	The Funds seek attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

■	The Funds seek to enhance after-tax return by generating distributions primarily from qualified dividends and long-term capital gains, both of which are subject to current favorable long-term tax rates of 15%.[1]

[1]	A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2012.

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 5.82%, 5.35%, 6.04% and 5.86%, respectively. These returns compare to the 6.02% and 2.72% cumulative total returns of the Fund’s benchmarks, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”) and the Barclays Capital U.S. Aggregate Bond Index, respectively, during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options on the S&P 500 Index detracted from the Fund’s total return. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

As mentioned in the Market Review, the equity market posted positive returns during the Reporting Period, and nine of the ten sectors of the S&P 500 Index were up. In this environment, our security selection in the information technology, consumer discretionary, telecommunication services, energy, utilities, consumer staples and industrials sectors contributed positively to performance. However, stock selection within the materials, health care and financial sectors detracted on a relative basis.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. Upon exercise by the holder, the sale of an index call option obligates us to buy an index at a specified price, also known as the “strike price.” Although the Fund retains the proceeds from the sale of an option, the payment may not exceed the increase in the value of the index as call options are exercised and we pay the purchaser the increase in value. This is what happened during the Reporting Period when the S&P 500 Index appreciated, and thus the Fund’s call writing detracted from performance.

In general, we targeted 4% in annual premiums. We wrote call options covering about 35% of the value of the stock portfolio to achieve this target.

Overall, call option writing tends to reduce volatility. Since its inception, the realized daily volatility of the Fund has been about 95% of the realized volatility of the S&P 500 Index.

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500 Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 3.02% compared to 2.01% for the S&P 500 Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The Fund benefited from overweighted positions relative to the S&P 500 Index in oil producer Chevron and tax preparation company H&R Block. An underweighted position relative to the S&P 500 Index in Google, the Internet search firm, also added value.

Q	Which individual stock holdings detracted most from relative performance during the Reporting Period?

A	The Fund’s returns were dampened by overweighted positions compared to the S&P 500 Index in mining company Southern Copper, financial giant Bank of America and oil producer ConocoPhillips.

Q	How did fixed income investments affect relative performance?

A	The Fund’s investments in fixed income securities are limited to cash equivalents, and therefore fixed income holdings did not have a meaningful impact on performance.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums and reduce volatility.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No material changes or enhancements were made to our quantitative model during the Reporting Period.

FUND BASICS

U.S. Equity Dividend and Premium Fund
as of June 30, 2011

PERFORMANCE REVIEW

January 1, 2011–	Fund Total Return		Barclays Capital U.S.
June 30, 2011	(based on NAV)[1]	S&P 500 Index[2]	Aggregate Bond Index[3]

Class A	5.82%	6.02%	2.72%
Class C	5.35	6.02	2.72
Institutional	6.04	6.02	2.72
Class IR	5.86	6.02	2.72

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 6/30/11	One Year	Five Years	Since Inception	Inception Date

Class A	20.40%	2.05%	2.57%	8/31/05
Class C	25.36	2.40	2.77	8/31/05
Institutional	27.97	3.62	3.98	8/31/05
Class IR	N/A	N/A	24.42	8/31/10

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.27%
Class C	2.00	2.02
Institutional	0.85	0.87
Class IR	1.00	1.02

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/11[6]

			Since Inception
Class A Shares	One Year	Five Years	(8/31/05)

Returns before taxes*	20.40%	2.05%	2.57%
Returns after taxes on distributions**	19.80	1.40	1.95
Returns after taxes on distributions*** and sale of Fund shares	13.42	1.67	2.12

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/11[7]

	% of Total
Holding	Net Assets	Line of Business

Exxon Mobil Corp.	3.7%	Energy
Chevron Corp.	2.6	Energy
Microsoft Corp.	2.4	Software & Services
General Electric Co.	2.4	Capital Goods
Apple, Inc.	2.1	Technology Hardware & Equipment
The Procter & Gamble Co.	2.1	Household & Personal Products
Intel Corp.	2.0	Semiconductors & Semiconductor Equipment
ConocoPhillips	1.9	Energy
Merck & Co., Inc.	1.8	Pharmaceuticals, Biotechnology & Life Sciences
Johnson & Johnson	1.7	Pharmaceuticals, Biotechnology & Life Sciences

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]

As of June 30, 2011

[8]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Short-term investments represent investments in investment companies other than those that are exchange-traded. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 5.38%, 4.99%, 5.65% and 5.68%, respectively. These returns compare to the 4.98% and 4.38% cumulative total returns of the Fund’s benchmarks, the MSCI EAFE Index (unhedged, with dividends reinvested) and the Barclays Capital Global Aggregate Bond Index, respectively, during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options contributed to the Fund’s total return. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Security selection also contributed to relative performance. Our stock picks in financials, consumer staples, health care, energy, industrials, materials and telecommunication services contributed the most to the Fund’s relative returns. Detracting most was stock selection in the information technology, consumer discretionary and utilities sectors.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value, primarily on the Japanese, United Kingdom and European indices. Upon exercise by the holder, the sale of an index call option obligates us to buy an index at a specified price, also known as the “strike price.” Although the Fund retains the proceeds from the sale of an option, the payment may not exceed the increase in the value of the index, as call options are exercised and we pay the purchaser the increase in value. The Fund’s call writing contributed to performance during the Reporting Period even though global stock indices increased. This was because we wrote call options covering only about 35% of the value of the stock portfolio, which also allowed us to continue meeting our target of 4% in annual premiums.

Overall, call option writing tends to reduce volatility. Since its inception, the realized daily volatility of the Fund has been approximately 96% of the realized daily volatility of the MSCI EAFE Index.

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 4.37% compared to 3.22% for the MSCI EAFE Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The Fund benefited from overweighted positions relative to the MSCI EAFE Index in Alstom, a French transport infrastructure and power generation company; Deutsche Telekom, a Germany-based provider of broadband and fixed-network services; and Parmalat, an Italian multinational food group.

Q	Which individual stock holdings detracted most from relative performance during the Reporting Period?

A	Detracting from relative performance were overweighted positions in Ricoh, a Japan-based producer of office equipment; Mizuho Financial Group, a Japanese bank holding company; and RWE, a German electric, gas and water utility.

Q	How did fixed income investments affect relative performance?

A	The Fund’s investments in fixed income securities are limited to cash equivalents, and therefore fixed income holdings did not have a meaningful impact on performance.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums and reduce volatility.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No material changes or enhancements were made to our quantitative model during the Reporting Period.

FUND BASICS

International Equity Dividend and Premium Fund
as of June 30, 2011

PERFORMANCE REVIEW

January 1, 2011–	Fund Total Return	MSCI EAFE (Net) Index	Barclays Capital Global
June 30, 2011	(based on NAV)[1]	(unhedged)[2]	Aggregate Bond Index[3]

Class A	5.38%	4.98%	4.38%
Class C	4.99	4.98	4.38
Institutional	5.65	4.98	4.38
Class IR	5.68	4.98	4.38

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (unhedged and net of dividend withholding taxes) is an unmanaged market capitalization-weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Barclays Capital Global Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 6/30/11	One Year	Since Inception	Inception Date

Class A	23.36%	-3.53%	1/31/08
Class C	28.67	-3.02	1/31/08
Institutional	31.29	-1.91	1/31/08
Class IR	N/A	22.72	8/31/10

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	1.45%
Class C	2.05	2.20
Institutional	0.90	1.05
Class IR	1.05	1.20

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/11[6]

		Since Inception
Class A Shares	One Year	(1/31/08)

Returns before taxes*	23.36%	-3.53%
Returns after taxes on distributions**	22.38	-3.86
Returns after taxes on distributions*** and sale of Fund shares	15.75	-2.92

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/11[7]

	% of Total
Company	Net Assets	Line of Business	Country

Banco Santander SA	2.8%	Banks	Spain
Nestle SA (Registered)	2.4	Food, Beverage & Tobacco	Switzerland
Roche Holding AG	1.9	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
GlaxoSmithKline PLC ADR	1.9	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom
Unilever NV CVA	1.9	Food, Beverage & Tobacco	Netherlands
RWE AG	1.8	Utilities	Germany
Sanofi	1.8	Pharmaceuticals, Biotechnology & Life Sciences	France
National Australia Bank Ltd.	1.7	Banks	Australia
Royal Dutch Shell PLC Class A	1.7	Energy	Netherlands
Honda Motor Co. Ltd.	1.7	Automobiles & Components	Japan

[7]	The top 10 holdings may not be representative of the Fund’s current or future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]

As of June 30, 2011

[8]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Short-term investments represent investments in investment companies other than those that are exchange-traded. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global Structured Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs Structured Tax-Managed Equity Fund and Structured International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Structured Tax-Management Investment Process

The Goldman Sachs Global Structured Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs Structured Tax-Managed Equity Fund and the Goldman Sachs Structured International Tax-Managed Equity Fund, the Structured investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

■ Comprehensive ■ Rigorous ■ Objective	■ Extensive ■ Fundamental ■ Insightful
Advantage: Daily analysis of approximately 3,000 U.S. and International equity securities using a proprietary model.

■	Benchmark driven

■	Sector and size neutral

■	Tax optimized

Tax optimization is an additional layer that is built into the existing Structured investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the Structured investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

■	A fully invested, style-consistent portfolio

■	Broad access to the total U.S. and International equity markets

■	A consistent goal of seeking to maximize after-tax risk-adjusted returns

PORTFOLIO RESULTS

Structured Tax-Managed Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 8.84%, 8.47%, 8.41%, 9.00%, 8.77% and 9.00%, respectively. These returns compare to the 6.35% cumulative total return of the Fund’s benchmark, the Russell 3000® Index (with dividends reinvested) (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. We believe that the variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes may be a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

The Fund outperformed the Index during the Reporting Period with the Profitability investment theme contributing the most to relative returns. Profitability assesses whether a company is earning more than its cost of capital. Momentum and Management also enhanced the Fund’s relative performance. Momentum predicts drift in stock prices caused by under-reaction to company-specific information, while Management assesses a company’s management strategy and behavior.

Our Quality, Sentiment and Valuation themes detracted from relative results. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Our Sentiment theme reflects how Wall Street analysts’ views about a company’s earnings and prospects are changing over time. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, stock selection contributed positively to the Fund’s relative performance.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Our stock picks in the consumer discretionary, financials and information technology sectors contributed to relative returns during the Reporting Period. The Fund benefited from overweighted positions relative to the Index in tobacco company Lorillard, pharmaceutical maker Biogen Idec and consulting firm Accenture.

Q	Which individual stock holdings detracted most from relative performance during the Reporting Period?

A	Security selection in the materials and utilities sectors detracted from relative performance. The Fund was hampered by overweighted positions in Allegiant Travel, a leisure travel firm; Southern Copper, a mining company; and CME Group, which owns derivatives and futures exchanges.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No material changes or enhancements were made to our quantitative model during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. That said, the Fund was modestly overweight relative to the Index in the consumer discretionary, consumer staples, health care and energy sectors at the end of the Reporting Period. It was modestly underweight financials, information technology, industrials, telecommunication services and materials. Compared to the Index, the Fund was neutral in the utilities sector at the end of the Reporting Period.

FUND BASICS

Structured Tax-Managed Equity Fund
as of June 30, 2011

PERFORMANCE REVIEW

	Fund Total Return
January 1, 2011–June 30, 2011	(based on NAV)[1]	Russell 3000 Index[2]

Class A	8.84%	6.35%
Class B	8.47	6.35
Class C	8.41	6.35
Institutional	9.00	6.35
Service	8.77	6.35
Class IR	9.00	6.35

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	25.81%	-0.61%	2.37%	0.48%	4/3/00
Class B	27.30	-0.63	2.30	0.43	4/3/00
Class C	31.21	-0.22	2.18	0.22	4/3/00
Institutional	33.59	0.94	3.36	1.39	4/3/00
Service	33.03	0.44	2.86	0.89	4/3/00
Class IR	N/A	N/A	N/A	33.17	8/31/10

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.09%	1.25%
Class B	1.84	2.00
Class C	1.84	2.00
Institutional	0.69	0.85
Service	1.19	1.35
Class IR	0.84	1.00

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/11[5]

				Since Inception
Class A Shares	One Year	Five Years	Ten Years	(4/3/00)

Returns before taxes*	25.81%	-0.61%	2.37%	0.48%
Returns after taxes on distributions**	25.67	-0.73	2.29	0.40
Returns after taxes on distributions***	16.94	-0.52	2.03	0.39
and sale of Fund shares

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/11[6]

	% of Total
Holding	Net Assets	Line of Business

Chevron Corp.	3.1%	Energy
Lorillard, Inc.	3.0	Food, Beverage & Tobacco
ConocoPhillips	2.4	Energy
Berkshire Hathaway, Inc. Class B	2.1	Insurance
Johnson & Johnson	1.8	Pharmaceuticals, Biotechnology & Life Sciences
Valero Energy Corp.	1.8	Energy
Eli Lilly & Co.	1.8	Pharmaceuticals, Biotechnology & Life Sciences
Amazon.com, Inc.	1.8	Retailing
Microsoft Corp.	1.7	Software & Services
Simon Property Group, Inc. (REIT)	1.6	Real Estate

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of June 30, 2011

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.7% of the Fund’s net assets as of June 30, 2011. Short-term investments represent investments in investment companies other than those that are exchange-traded. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Structured International Tax-Managed Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 4.94%, 4.44%, 5.19% and 4.94%, respectively. These returns compare to the 4.98% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged, with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

The Fund generally underperformed the Index during the Reporting Period, with three of its six investment themes detracting from results. Quality was the weakest-performing theme, followed by Management and Momentum. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses a company’s management strategy and behavior, while Momentum predicts drift in stock prices caused by under-reaction to company-specific information.

Profitability, which assesses whether a company is earning more than its cost of capital, contributed positively to the Fund’s relative performance. Valuation and Sentiment also added value. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment reflects how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period, stock selection added to the Fund’s relative performance.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Holdings in the financials, utilities and consumer staples sectors contributed to relative results. The Fund benefited from overweighted positions in Parmalat, an Italian multinational food group, and Koninklijke DSM, a Netherlands-based diversified chemicals company. An underweighted position in Tokyo Electric Power, a Japanese utility, was also advantageous.

Q	Which individual stock holdings detracted most from relative performance during the Reporting Period?

A	Security selection in the consumer discretionary, telecommunication services and information technology sectors dampened relative performance. The Fund was hampered by overweighted positions in TUI Group, a German travel company; Honda Motor, a Japanese carmaker; and Associated British Foods, an England-based international food supplier and retailer.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the Reporting Period, we implemented two major enhancements to our Japan, Europe and United Kingdom stock selection models and process. First, we made an improvement in our quantitative portfolio construction methodology that we believe enables us to tailor trading to reflect the diverse spectrum of signals (which are signs indicating that it may be a good time to buy or sell a stock) and the length of time they are effective within our investment themes. In our opinion, the selection of appropriate speeds at which to implement each signal can potentially improve portfolio performance. Second, we enhanced the diversification of our factor set by adding new signals across our investment themes. These signals tend to overweight stocks with four general features: strong and stable growth prospects; lower risk of financial distress; inexpensive; and attractive buyout opportunities. We believe these enhancements are likely to add value to our process over different parts of an economic cycle and are also likely to allow us to incorporate tactical elements across and within sectors over time.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on country weightings. Consequently, the Fund is similar to the Index in terms of its country allocation. That said, the Fund was slightly overweight relative to the Index to Ireland, France and Finland at the end of the Reporting Period. It was marginally underweight Sweden, Belgium, Greece and Switzerland. Compared to the Index, the Fund was neutral in the U.K., Denmark, the Netherlands, Austria, Australia, Hong Kong, Israel, Singapore, New Zealand, Italy, Norway, Japan, Portugal, Germany and Spain at the end of the Reporting Period.

FUND BASICS

Structured International Tax-Managed Equity Fund
as of June 30, 2011

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE (net) Index
January 1, 2011–June 30, 2011	(based on NAV)[1]	(unhedged)[2]

Class A	4.94%	4.98%
Class C	4.44	4.98
Institutional	5.19	4.98
Class IR	4.94	4.98

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI EAFE Index (unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Since Inception	Inception Date

Class A	25.35%	-5.17%	1/31/08
Class C	30.53	-4.32	1/31/08
Institutional	33.22	-3.20	1/31/08
Class IR	N/A	24.04	8/31/10

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.26%	1.56%
Class C	2.01	2.31
Institutional	0.86	1.16
Class IR	1.01	1.31

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/11[5]

		Since Inception
Class A Shares	One Year	(1/31/08)

Returns before taxes*	25.35%	-5.17%
Returns after taxes on distributions**	25.08	-5.38
Returns after taxes on distributions***	16.93	-4.35
and sale of Fund shares

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/11[6]

	% of Total
Holding	Net Assets	Line of Business	Country

Vodafone Group PLC ADR	2.1%	Telecommunication Services	United Kingdom
E.ON AG	2.1	Utilities	Germany
Koninklijke DSM NV	1.9	Materials	Netherlands
Royal Dutch Shell PLC Class A	1.8	Energy	Netherlands
Total SA	1.8	Energy	France
BHP Billiton Ltd.	1.6	Materials	Australia
Royal Dutch Shell PLC Class B	1.5	Energy	Netherlands
Nippon Telegraph & Telephone Corp.	1.5	Telecommunication Services	Japan
Banco Santander SA	1.5	Banks	Spain
BHP Billiton PLC	1.4	Materials	United Kingdom

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of June 30, 2011

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.7% of the Fund’s net assets as of June 30, 2011. Short-term investments represent investments in investment companies other than those that are exchange-traded. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 98.3%
Automobiles & Components – 0.7%
19,100	Autoliv, Inc.	$1,498,395
131,600	Ford Motor Co.*	1,814,764
23,200	Johnson Controls, Inc.	966,512

		4,279,671

Banks – 2.8%
22,500	Bank of Hawaii Corp.	1,046,709
31,400	M&T Bank Corp.	2,761,630
71,600	New York Community Bancorp, Inc.	1,073,284
18,400	PNC Financial Services Group, Inc.	1,096,824
383,139	Valley National Bancorp	5,214,522
199,600	Wells Fargo & Co.	5,600,776

		16,793,745

Capital Goods – 7.8%
7,200	Armstrong World Industries, Inc.	328,032
51,800	Caterpillar, Inc.	5,514,628
11,300	Cummins, Inc.	1,169,437
9,700	Deere & Co.	799,765
89,700	Eaton Corp.	4,615,065
95,000	Emerson Electric Co.	5,343,750
11,400	General Dynamics Corp.	849,528
762,050	General Electric Co.(a)	14,372,263
11,400	Honeywell International, Inc.	679,326
55,500	Northrop Grumman Corp.	3,848,925
135,200	Raytheon Co.	6,739,720
39,000	The Boeing Co.	2,883,270
6,500	Timken Co.	327,600

		47,471,309

Commercial & Professional Services – 2.1%
279,100	Pitney Bowes, Inc.	6,416,509
315,000	R.R. Donnelley & Sons Co.	6,177,150

		12,593,659

Consumer Durables & Apparel – 1.8%
67,300	Garmin Ltd.	2,222,919
250,400	Leggett & Platt, Inc.	6,104,752
105,200	Mattel, Inc.	2,891,948

		11,219,619

Consumer Services – 1.9%
111,800	Carnival Corp.	4,207,034
73,800	H&R Block, Inc.	1,183,752
76,500	McDonald’s Corp.	6,450,480

		11,841,266

Diversified Financials – 6.7%
89,100	American Express Co.	4,606,470
705,081	Bank of America Corp.(a)	7,727,688
33,400	BlackRock, Inc.	6,406,454
143,130	Citigroup, Inc.	5,959,933
209,700	JPMorgan Chase & Co.	8,585,118
119,800	Morgan Stanley	2,756,598
10,300	NYSE Euronext	352,981
17,700	T. Rowe Price Group, Inc.	1,068,018
106,300	The Bank of New York Mellon Corp.	2,723,406
13,000	Waddell & Reed Financial, Inc. Class A	472,550

		40,659,216

Energy – 13.1%
52,000	Arch Coal, Inc.	1,386,320
45,700	Chesapeake Energy Corp.	1,356,833
151,600	Chevron Corp.(a)	15,590,544
150,800	ConocoPhillips	11,338,652
34,700	Diamond Offshore Drilling, Inc.	2,443,227
273,900	Exxon Mobil Corp.(a)	22,289,982
78,600	Halliburton Co.	4,008,600
28,200	Marathon Oil Corp.	1,485,576
88,800	Schlumberger Ltd.	7,672,320
2,200	SEACOR Holdings, Inc.	219,912
191,400	Spectra Energy Corp.	5,246,274
12,300	Teekay Corp.	379,824
208,900	The Williams Companies, Inc.	6,319,225

		79,737,289

Food & Staples Retailing – 1.5%
115,000	SUPERVALU, Inc.	1,082,150
210,700	Sysco Corp.	6,569,626
30,400	Wal-Mart Stores, Inc.	1,615,456

		9,267,232

Food, Beverage & Tobacco – 4.9%
167,500	Altria Group, Inc.	4,423,675
66,600	ConAgra Foods, Inc.	1,718,946
256,000	Kraft Foods, Inc. Class A	9,018,880
172,400	Reynolds American, Inc.	6,387,420
124,800	The Coca-Cola Co.	8,397,792

		29,946,713

Health Care Equipment & Services – 2.7%
51,600	Aetna, Inc.	2,275,044
52,200	Baxter International, Inc.	3,115,818
14,600	Cardinal Health, Inc.	663,132
5,600	Lincare Holdings, Inc.	163,912
190,400	Medtronic, Inc.	7,336,112
39,000	UnitedHealth Group, Inc.	2,011,620
14,100	WellPoint, Inc.	1,110,657

		16,676,295

Household & Personal Products – 3.2%
105,600	Kimberly-Clark Corp.	7,028,736
200,800	The Procter & Gamble Co.(a)(b)	12,764,856

		19,793,592

Insurance – 3.6%
58,000	Aflac, Inc.	2,707,440
9,700	Berkshire Hathaway, Inc. Class B*	750,683
178,800	Cincinnati Financial Corp.	5,217,384
69,000	Mercury General Corp.	2,724,810
63,500	MetLife, Inc.	2,785,745
403,800	Old Republic International Corp.	4,744,650
28,600	Protective Life Corp.	661,518

The accompanying notes are an integral part of these financial statements.          27

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)

32,400	Prudential Financial, Inc.	$2,060,316
6,500	Unitrin, Inc.	192,855

		21,845,401

Materials – 4.6%
77,600	E.I. du Pont de Nemours & Co.	4,194,280
128,100	Freeport-McMoRan Copper & Gold, Inc.	6,776,490
207,600	International Paper Co.	6,190,632
20,900	Monsanto Co.	1,516,086
23,400	Newmont Mining Corp.	1,262,898
164,200	Southern Copper Corp.	5,397,254
68,300	The Dow Chemical Co.	2,458,800

		27,796,440

Media – 2.5%
55,700	CBS Corp. Class B	1,586,893
138,900	Comcast Corp. Class A	3,519,726
12,100	Comcast Corp. Special A Shares	293,183
408,500	Regal Entertainment Group Class A	5,044,975
18,700	Thomson Reuters Corp.	702,372
10,600	Time Warner Cable, Inc.	827,224
87,601	Time Warner, Inc.	3,186,048

		15,160,421

Pharmaceuticals, Biotechnology & Life Sciences – 8.0%
135,700	Abbott Laboratories	7,140,534
107,800	Bristol-Myers Squibb Co.	3,121,888
212,900	Eli Lilly & Co.	7,990,137
157,700	Johnson & Johnson	10,490,204
312,550	Merck & Co., Inc.	11,029,889
450,500	Pfizer, Inc.(a)	9,280,300

		49,052,952

Real Estate Investment Trust – 1.7%
17,600	Developers Diversified Realty Corp.	248,160
181,101	Host Hotels & Resorts, Inc.	3,069,680
23,927	ProLogis, Inc.	857,544
26,200	Simon Property Group, Inc.	3,045,226
10,600	SL Green Realty Corp.	878,422
14,302	The Macerich Co.	765,157
66,400	Weyerhaeuser Co.	1,451,504

		10,315,693

Retailing – 3.3%
18,400	Amazon.com, Inc.*	3,762,616
74,600	American Eagle Outfitters, Inc.	951,150
115,100	Foot Locker, Inc.	2,734,776
55,000	Genuine Parts Co.	2,992,000
226,900	Home Depot, Inc.(a)	8,218,318
34,000	J.C. Penney Co., Inc.	1,174,360

		19,833,220

Semiconductors & Semiconductor Equipment – 4.3%
180,400	Applied Materials, Inc.	2,347,004
537,700	Intel Corp.(a)	11,915,432
117,100	Linear Technology Corp.	3,866,642
207,500	Maxim Integrated Products, Inc.	5,303,700
43,500	Microchip Technology, Inc.	1,649,085
41,200	Texas Instruments, Inc.	1,352,596

		26,434,459

Software & Services – 7.3%
22,800	Accenture PLC Class A	1,377,576
131,500	Automatic Data Processing, Inc.	6,927,420
5,700	Google, Inc. Class A*	2,886,366
38,200	International Business Machines Corp.	6,553,210
563,650	Microsoft Corp.(a)(b)	14,654,900
127,300	Oracle Corp.	4,189,443
70,400	Paychex, Inc.	2,162,688
175,000	VeriSign, Inc.	5,855,500

		44,607,103

Technology Hardware & Equipment – 5.5%
3,500	Acme Packet, Inc.*	245,455
38,400	Apple, Inc.*	12,889,728
246,200	Cisco Systems, Inc.	3,843,182
37,300	Diebold, Inc.	1,156,673
70,500	Hewlett-Packard Co.	2,566,200
51,900	JDS Uniphase Corp.*	864,654
123,400	Molex, Inc. Class A	2,650,632
77,700	QUALCOMM, Inc.	4,412,583
16,000	SanDisk Corp.*	664,000
252,200	Seagate Technology	4,075,552

		33,368,659

Telecommunication Services – 3.1%
11,300	American Tower Corp. Class A*	591,329
200,628	AT&T, Inc.(a)	6,301,734
38,500	MetroPCS Communications, Inc.*	662,585
10,900	NII Holdings, Inc.*	461,942
278,800	Sprint Nextel Corp.*	1,502,732
252,500	Verizon Communications, Inc.(a)	9,400,575

		18,920,897

Transportation – 1.8%
32,900	CSX Corp.	862,638
10,600	Union Pacific Corp.	1,106,640
124,400	United Parcel Service, Inc. Class B	9,072,492

		11,041,770

Utilities – 3.4%
110,300	Dominion Resources, Inc.	5,324,181
98,200	Exelon Corp.	4,206,888
26,500	FirstEnergy Corp.	1,169,975
15,900	National Fuel Gas Co.	1,157,520
29,900	NextEra Energy, Inc.	1,718,054
40,100	Public Service Enterprise Group, Inc.	1,308,864
118,200	Southern Co.	4,772,916
76,700	The AES Corp.*	977,158

		20,635,556

TOTAL COMMON STOCKS
(Cost $610,032,270)		$599,292,177

28          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Rate	Value

Short-term Investment(c) – 10.3%
JPMorgan U.S. Government Money Market Fund – Capital Shares
62,834,027	0.010%	$62,834,027
(Cost $62,834,027)

TOTAL INVESTMENTS – 108.6%
(Cost $672,866,297)		$662,126,204

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.6)%		(52,411,206)

NET ASSETS – 100.0%		$609,714,998

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is held as collateral for call options written.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P 500 E-mini Index	126	September 2011	$8,287,650	$204,667

WRITTEN OPTIONS — At June 30, 2011, the Fund had outstanding written options as follows:

	Exercise	Number of	Expiration
Call Options	Rate	Contracts	Month	Value

S&P 500 Index	$1,300	2,000	September 2011	$(9,400,000)
(Premiums Received $6,072,250)

For the six months ended June 30, 2011, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding December 31, 2010	1,319	$4,786,651

Contracts written	3,451	11,533,074
Contracts expired	(1,451)	(5,460,824)
Contracts bought to close	(1,319)	(4,786,651)

Contracts Outstanding June 30, 2011	2,000	$6,072,250

The accompanying notes are an integral part of these financial statements.          29

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 98.4%
Australia – 8.7%
8,602	Australia & New Zealand Banking Group Ltd. (Banks)	$203,909
60,715	BHP Billiton Ltd. (Materials)	2,869,446
828,026	BlueScope Steel Ltd. (Materials)	1,077,585
20,427	Boral Ltd. (Materials)	96,847
44,005	Caltex Australia Ltd. (Energy)	558,352
88,500	Echo Entertainment Group Ltd. (Consumer Services)*	390,124
42,301	Foster’s Group Ltd. (Food, Beverage & Tobacco)	233,655
313,811	GPT Group (REIT)	1,066,723
15,823	Lend Lease Group Ltd. (Real Estate)	152,809
44,550	MacArthur Coal Ltd. (Materials)	525,562
156,568	MAp Group (Transportation)	562,238
513,564	Metcash Ltd. (Food & Staples Retailing)	2,291,939
220,874	National Australia Bank Ltd. (Banks)	6,106,600
402,281	OneSteel Ltd. (Materials)	803,351
30,484	Orica Ltd. (Materials)	883,777
31,551	Origin Energy Ltd. (Energy)	536,453
2,382	OZ Minerals Ltd. (Materials)	33,896
35,913	Rio Tinto Ltd. (Materials)	3,214,526
20,099	Santos Ltd. (Energy)	293,055
62,447	Sonic Healthcare Ltd. (Health Care Equipment & Services)	864,173
164,909	SP AusNet (Utilities)	167,263
88,500	Tabcorp Holdings Ltd. (Consumer Services)	313,075
205,113	Telstra Corp. Ltd. (Telecommunication Services)	637,366
117,226	Toll Holdings Ltd. (Transportation)	611,540
14,100	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)*	51,418
4,574	Wesfarmers Ltd. (Food & Staples Retailing)	156,760
4,803	Wesfarmers Ltd. (Price Protected Shares) (Food & Staples Retailing)	166,558
92,418	Westfield Group (REIT)	861,385
221,789	Westpac Banking Corp. (Banks)	5,321,112
14,044	Woodside Petroleum Ltd. (Energy)	619,580

		31,671,077

Belgium – 0.8%
988	Bekaert SA (Capital Goods)	75,232
20,626	Belgacom SA (Telecommunication Services)	734,961
3,161	Mobistar SA (Telecommunication Services)	239,784
5,396	Solvay SA (Materials)	833,119
19,860	Umicore SA (Materials)(a)	1,083,212

		2,966,308

Bermuda – 1.4%
150,802	Seadrill Ltd. (Energy)	5,302,020

China – 0.4%
1,278,000	Yangzijiang Shipbuilding Holdings Ltd. Class H (Capital Goods)	1,524,744

Denmark – 0.5%
12	A.P. Moller — Maersk A/S Class B (Transportation)	103,596
8,184	Carlsberg A/S Class B (Food, Beverage & Tobacco)	891,098
3,703	Coloplast A/S Class B (Health Care Equipment & Services)	563,112
1,942	Pandora A/S (Consumer Durables & Apparel)	61,277
7,149	Vestas Wind Systems A/S (Capital Goods)*	165,956

		1,785,039

Finland – 1.5%
311,085	Nokia Oyj (Technology Hardware & Equipment)	2,006,717
98,248	Orion Oyj Class B (Pharmaceuticals, Biotechnology & Life Sciences)(a)	2,534,192
21,135	Rautaruukki Oyj (Materials)(a)	477,711
10,600	Wartsila Oyj (Capital Goods)	358,439

		5,377,059

France – 9.4%
1,685	Air Liquide SA (Materials)	241,397
68,462	Alstom SA (Capital Goods)	4,216,896
100,638	AXA SA (Insurance)	2,284,500
6,795	BNP Paribas SA (Banks)	523,955
882	Bouygues SA (Capital Goods)	38,785
12,294	Cap Gemini SA (Software & Services)	719,909
17,082	Carrefour SA (Food & Staples Retailing)	702,233
7,955	Compagnie de Saint-Gobain SA (Capital Goods)	515,627
1,109	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)	108,615
38,839	Credit Agricole SA (Banks)	583,492
209,563	France Telecom SA (Telecommunication Services)(a)	4,456,042
4,362	Klepierre (REIT)	180,101
37,680	Lafarge SA (Materials)	2,400,953
82,397	Natixis (Banks)	413,420
15,534	Neopost SA (Technology Hardware & Equipment)(a)	1,334,676
10,351	PSA Peugeot Citroen SA (Automobiles & Components)	464,359
82,320	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)(a)	6,621,875
6,731	Schneider Electric SA (Capital Goods)	1,123,888
8,523	Societe Generale SA (Banks)	504,784
44,808	Total SA (Energy)(a)	2,590,507
2,365	Unibail-Rodamco SE (REIT)	546,435

30          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)

734	Vallourec SA (Capital Goods)	$89,486
139,611	Vivendi SA (Media)(a)	3,891,372

		34,553,307

Germany – 8.9%
46,465	BASF SE (Materials)	4,554,564
43,914	Daimler AG (Registered) (Automobiles & Components)	3,311,622
25,866	Deutsche Boerse AG (Diversified Financials)	1,963,994
184,773	Deutsche Post AG (Registered) (Transportation)	3,552,198
254,447	Deutsche Telekom AG (Registered) (Telecommunication Services)	3,970,428
36,498	E.ON AG (Utilities)	1,037,434
58,693	GEA Group AG (Capital Goods)	2,101,950
1,911	Hannover Rueckversicherung AG (Registered) (Insurance)	99,383
33,699	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	378,654
120,374	RWE AG (Utilities)	6,687,621
13,895	RWE AG Preference Shares (Utilities)(a)	709,173
10,612	Siemens AG (Registered) (Capital Goods)	1,458,311
13,148	Volkswagen AG Preference Shares (Automobiles & Components)	2,718,951

		32,544,283

Greece – 0.4%
83,957	OPAP SA (Consumer Services)	1,311,244

Hong Kong – 2.7%
42,000	AIA Group Ltd. (Insurance)*	146,203
4,700	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	64,624
917,000	BOC Hong Kong Holdings Ltd. (Banks)	2,671,188
15,000	Cathay Pacific Airways Ltd. (Transportation)	34,894
59,000	Cheung Kong Holdings Ltd. (Real Estate)	866,417
51,000	CLP Holdings Ltd. (Utilities)	452,425
89,267	Esprit Holdings Ltd. (Retailing)	278,915
27,000	Hang Lung Group Ltd. (Real Estate)	171,442
47,000	Hang Lung Properties Ltd. (Real Estate)	193,247
35,000	Henderson Land Development Co. Ltd. (Real Estate)	226,329
83,930	Hong Kong & China Gas Co. Ltd. (Utilities)	190,933
34,600	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	728,568
12,500	Hopewell Holdings Ltd. (Real Estate)	39,654
77,000	Hutchison Whampoa Ltd. (Capital Goods)	834,291
1,000	Hysan Development Co. Ltd. (Real Estate)	4,961
15,000	Kerry Properties Ltd. (Real Estate)	72,502
214,000	Li & Fung Ltd. (Retailing)	427,719
47,500	MTR Corp. Ltd. (Transportation)	168,944
63,919	New World Development Ltd. (Real Estate)	97,043
3	Noble Group Ltd. (Capital Goods)	5
13,000	PCCW Ltd. (Telecommunication Services)	5,610
79,000	Power Assets Holdings Ltd. (Utilities)	598,255
43,200	Sands China Ltd. (Consumer Services)*	117,096
14,000	Shangri-La Asia Ltd. (Consumer Services)	34,370
90,238	Sino Land Co. Ltd. (Real Estate)	145,131
101,000	SJM Holdings Ltd. (Consumer Services)	240,267
32,000	Sun Hung Kai Properties Ltd. (Real Estate)	467,763
12,000	Swire Pacific Ltd. Class A (Real Estate)	176,678
29,000	The Wharf Holdings Ltd. (Real Estate)	202,232
39,000	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	124,059

		9,781,765

Israel – 0.7%
69,348	Bank Leumi Le-Israel BM (Banks)	327,906
140,360	Bezeq Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	355,351
557	Delek Group Ltd. (Capital Goods)	125,193
20,211	Israel Chemicals Ltd. (Materials)	322,530
5,159	Partner Communications Co. Ltd. (Telecommunication Services)	77,794
27,735	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	1,337,382

		2,546,156

Italy – 2.6%
266,077	Enel SpA (Utilities)	1,738,594
157,197	Eni SpA (Energy)(a)	3,725,406
83,368	Fiat SpA (Automobiles & Components)	916,055
82,784	Finmeccanica SpA (Capital Goods)	1,001,661
198,481	Mediaset SpA (Media)	933,068
66,678	Parmalat SpA (Food, Beverage & Tobacco)	250,822
8,503	Prysmian SpA (Capital Goods)	171,167

The accompanying notes are an integral part of these financial statements.          31

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)

538,083	Telecom Italia SpA (Telecommunication Services)	$625,994
113,009	UniCredit SpA (Banks)	239,208

		9,601,975

Japan – 19.8%
38,100	AEON Credit Service Co. Ltd. (Diversified Financials)	521,851
1,200	Aisin Seiki Co. Ltd. (Automobiles & Components)	46,435
1,400	Alfresa Holdings Corp. (Health Care Equipment & Services)	54,409
75,000	Asahi Glass Co. Ltd. (Capital Goods)	877,671
1,100	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	42,681
3,600	Canon, Inc. (Technology Hardware & Equipment)	171,239
185,800	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	1,311,252
59,700	Chubu Electric Power Co., Inc. (Utilities)	1,165,865
45,000	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	507,168
49,000	Daiwa Securities Group, Inc. (Diversified Financials)	215,889
72,000	Dowa Holdings Co. Ltd. (Materials)	446,859
1,700	East Japan Railway Co. (Transportation)	97,361
35,900	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,400,666
6,900	Elpida Memory, Inc. (Semiconductors & Semiconductor Equipment)*	81,273
48,000	Fujitsu Ltd. (Technology Hardware & Equipment)	274,363
69,000	Furukawa Electric Co. Ltd. (Capital Goods)	288,081
11,000	GS Yuasa Corp. (Capital Goods)	73,414
11,000	Hitachi Ltd. (Technology Hardware & Equipment)	65,285
156,800	Honda Motor Co. Ltd. (Automobiles & Components)	6,041,023
140	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	540,410
77,000	Kaneka Corp. (Materials)	505,935
62,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	216,761
11,300	Komatsu Ltd. (Capital Goods)	352,821
14,500	Konica Minolta Holdings, Inc. (Technology Hardware & Equipment)	121,111
33,000	Kubota Corp. (Capital Goods)	292,762
43,400	Kyushu Electric Power Co., Inc. (Utilities)	781,444
26,400	Lawson, Inc. (Food & Staples Retailing)	1,384,970
47,200	Marui Group Co. Ltd. (Retailing)	358,467
2,400	MEIJI Holdings Co. Ltd. (Food, Beverage & Tobacco)	101,189
28,400	Mitsubishi Corp. (Capital Goods)	709,371
12,000	Mitsubishi Electric Corp. (Capital Goods)	139,393
64,000	Mitsubishi Estate Co. Ltd. (Real Estate)	1,123,197
56,000	Mitsubishi Heavy Industries Ltd. (Capital Goods)	263,325
128,300	Mitsui & Co. Ltd. (Capital Goods)	2,218,323
58,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Capital Goods)	126,648
19,000	Mitsui Fudosan Co. Ltd. (Real Estate)	327,235
13,200	Mitsumi Electric Co. Ltd. (Technology Hardware & Equipment)	130,801
3,387,300	Mizuho Financial Group, Inc. (Banks)	5,567,463
18,200	MS&AD Insurance Group Holdings, Inc. (Insurance)	426,005
39,000	NEC Corp. (Technology Hardware & Equipment)*	89,060
2,000	NGK Insulators Ltd. (Capital Goods)	37,259
4,000	NGK Spark Plug Co. Ltd. (Automobiles & Components)	55,270
7,000	NHK Spring Co. Ltd. (Automobiles & Components)	71,582
38	Nippon Building Fund, Inc. (REIT)	371,339
322,000	Nippon Express Co. Ltd. (Transportation)	1,304,782
35,300	Nippon Paper Group, Inc. (Materials)	783,274
292,000	Nippon Sheet Glass Co. Ltd. (Capital Goods)	907,905
368,000	Nippon Yusen Kabushiki Kaisha (Transportation)	1,367,243
102,500	Nissan Motor Co. Ltd. (Automobiles & Components)	1,077,194
124,000	NKSJ Holdings, Inc. (Insurance)	818,423
107,000	Nomura Holdings, Inc. (Diversified Financials)	528,012
58,000	NSK Ltd. (Capital Goods)	579,028
298,000	NTN Corp. (Capital Goods)	1,697,601
1,654	NTT DoCoMo, Inc. (Telecommunication Services)	2,953,947
36,400	Oracle Corp. Japan (Software & Services)	1,586,297
525,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	5,824,029
9,400	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	539,292
27,800	Sankyo Co. Ltd. (Consumer Durables & Apparel)	1,436,358
96,000	Sekisui House Ltd. (Consumer Durables & Apparel)	893,864
14,300	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	384,584
3,500	Shin-Etsu Chemical Co. Ltd. (Materials)	187,606

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

23,500	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	$221,547
60,200	Shiseido Co. Ltd. (Household & Personal Products)	1,123,699
43,700	Stanley Electric Co. Ltd. (Automobiles & Components)	767,141
17,000	Sumitomo Chemical Co. Ltd. (Materials)	84,883
102,300	Sumitomo Corp. (Capital Goods)	1,391,716
36,600	Sumitomo Electric Industries Ltd. (Capital Goods)	533,835
500,000	Sumitomo Metal Industries Ltd. (Materials)	1,123,230
20,000	Sumitomo Metal Mining Co. Ltd. (Materials)	328,585
56,000	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,726,743
8,000	Sumitomo Realty & Development Co. Ltd. (Real Estate)	178,797
1,600	Suzuken Co. Ltd. (Health Care Equipment & Services)	36,911
13,350	T&D Holdings, Inc. (Insurance)	317,759
62,500	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,888,557
171	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	239,800
10,000	The Japan Steel Works, Ltd. (Capital Goods)	68,549
5,100	The Kansai Electric Power Co., Inc. (Utilities)	101,560
85,600	Tohoku Electric Power Co., Inc (Utilities)	1,235,256
8,300	Tokio Marine Holdings, Inc. (Insurance)	232,353
1,100	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	60,151
12,000	Tokyo Tatemono Co. Ltd. (Real Estate)	43,784
127,000	TonenGeneral Sekiyu KK (Energy)	1,562,156
51,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	395,688
57,000	Toshiba Corp. (Technology Hardware & Equipment)	300,524
477,000	Tosoh Corp. (Materials)	1,915,472
3,300	Toyoda Gosei Co. Ltd. (Automobiles & Components)	74,941
5,300	Toyota Industries Corp. (Automobiles & Components)	174,981
17,500	Toyota Motor Corp. (Automobiles & Components)	720,636
14,850	USS Co. Ltd. (Retailing)	1,151,969
15,200	West Japan Railway Co. (Transportation)	593,393

		72,458,981

Luxembourg – 0.4%
44,379	ArcelorMittal (Materials)	1,543,371

Mexico – 0.1%
14,795	Fresnillo PLC (Materials)	333,281

Netherlands – 5.8%
6,148	Akzo Nobel NV (Materials)	388,435
5,201	Corio NV (REIT)	344,446
69,825	Koninklijke Philips Electronics NV (Capital Goods)	1,794,507
52,340	PostNL NV (Transportation)	443,522
175,057	Royal Dutch Shell PLC Class A (Energy)(a)	6,216,354
145,809	Royal Dutch Shell PLC Class B (Energy)	5,203,332
206,467	Unilever NV CVA (Food, Beverage & Tobacco)	6,776,382

		21,166,978

Portugal – 0.2%
100,651	Brisa Auto-Estradas de Portugal SA (Transportation)	614,085
13,222	Portugal Telecom, SGPS, SA (Registered) (Telecommunication Services)	129,982

		744,067

Singapore – 1.3%
26,000	Ascendas Real Estate Investment Trust (REIT)	43,245
106,000	CapitaLand Ltd. (Real Estate)	251,817
19,000	City Developments Ltd. (Real Estate)	161,327
55,000	DBS Group Holdings Ltd. (Banks)	657,925
162,000	Genting Singapore PLC (Consumer Services)*	255,414
82,000	Global Logistic Properties Ltd. (Real Estate)*	137,758
183,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	101,665
147,000	Hutchison Port Holdings Trust Class U (Transportation)*	124,215
3,000	Jardine Cycle & Carriage Ltd. (Retailing)	105,268
3,000	Keppel Corp. Ltd. (Capital Goods)	27,143
20,000	Keppel Land Ltd. (Real Estate)	59,097
26,000	Olam International Ltd. (Food & Staples Retailing)	57,798
81,144	Oversea-Chinese Banking Corp. Ltd. (Banks)	619,807
12,000	Singapore Airlines Ltd. (Transportation)	138,891
24,000	Singapore Exchange Ltd. (Diversified Financials)	147,477
58,000	Singapore Press Holdings Ltd. (Media)	184,326
237,000	Singapore Telecommunications Ltd. (Telecommunication Services)	610,876

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)

11,000	StarHub Ltd. (Telecommunication Services)	$25,015
35,000	United Overseas Bank Ltd. (Banks)	561,930
22,000	UOL Group Ltd. (Real Estate)	89,336
57,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	252,169

		4,612,499

Spain – 4.2%
10,081	ACS Actividades de Construccion y Servicios SA (Capital Goods)	475,805
358,303	Banco Bilbao Vizcaya Argentaria SA (Banks)	4,206,045
889,555	Banco Santander SA (Banks)(a)	10,247,806
11,569	Bankinter SA (Banks)	78,480
13,622	Indra Sistemas SA (Software & Services)	280,994

		15,289,130

Sweden – 2.9%
12,388	Atlas Copco AB Class A (Capital Goods)	326,255
6,690	Atlas Copco AB Class B (Capital Goods)	157,823
78,322	Boliden AB (Materials)	1,446,498
118,002	Electrolux AB Class B (Consumer Durables & Apparel)	2,822,149
7,235	Getinge AB Class B (Health Care Equipment & Services)	194,560
4,556	Hennes & Mauritz AB Class B (Retailing)	157,096
10,973	Industrivarden AB Class C (Diversified Financials)	181,574
22,966	Investor AB Class B (Diversified Financials)	526,682
5,959	Kinnevik Investment AB Class B (Diversified Financials)	132,361
9,715	Ratos AB Class B (Diversified Financials)	186,737
27,556	Sandvik AB (Capital Goods)	482,763
19,418	Scania AB Class B (Capital Goods)	450,748
237,889	Securitas AB Class B (Commercial & Professional Services)	2,518,701
17,964	SKF AB Class B (Capital Goods)	520,143
5,110	SSAB AB Class A (Materials)	76,343
2,247	Swedish Match AB (Food, Beverage & Tobacco)	75,446
15,913	Volvo AB Class B (Capital Goods)	278,578

		10,534,457

Switzerland – 8.5%
140,752	Credit Suisse Group AG (Registered) (Diversified Financials)	5,485,420
12,671	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	992,685
141,599	Nestle SA (Registered) (Food, Beverage & Tobacco)(a)(b)	8,811,499
41,135	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	6,886,853
86	Sika AG (Materials)	207,598
119,455	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	1,189,019
1,640	Syngenta AG (Registered) (Materials)	554,239
58,662	Xstrata PLC (Materials)	1,292,053
22,039	Zurich Financial Services AG (Insurance)*	5,576,742

		30,996,108

United Kingdom – 17.2%
16,699	Anglo American PLC (Materials)	828,169
4,892	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	244,508
551,032	Aviva PLC (Insurance)	3,878,738
450,421	BAE Systems PLC (Capital Goods)	2,304,199
141,018	Balfour Beatty PLC (Capital Goods)	699,161
766,784	Barclays PLC (Banks)	3,145,618
112,934	BHP Billiton PLC (Materials)(a)(b)	4,437,602
95,949	BP PLC ADR (Energy)(a)	4,249,581
86,793	British American Tobacco PLC (Food, Beverage & Tobacco)(b)	3,806,020
10,965	Bunzl PLC (Capital Goods)	137,311
3,213,085	Cable & Wireless Worldwide PLC (Telecommunication Services)	2,375,757
34,431	Eurasian Natural Resources Corp. PLC (Materials)	432,023
146,388	Firstgroup PLC (Transportation)	801,720
158,303	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	6,791,199
359,329	Home Retail Group PLC (Retailing)	944,600
521,675	HSBC Holdings PLC (Banks)	5,172,267
180,356	ICAP PLC (Diversified Financials)	1,367,882
7,484	Kazakhmys PLC (Materials)	165,898
42,905	Land Securities Group PLC (REIT)	586,942
57,494	Man Group PLC (Diversified Financials)	218,693
318,383	National Grid PLC (Utilities)	3,134,224
57,434	Pearson PLC (Media)	1,086,493
2,206	Reckitt Benckiser Group PLC (Household & Personal Products)	121,842
83,642	Reed Elsevier PLC (Media)	761,504
57,593	Rio Tinto PLC (Materials)	4,158,545
15,149	Scottish & Southern Energy PLC (Utilities)	338,816
58,875	Segro PLC (REIT)	295,190
41,015	Standard Chartered PLC (Banks)	1,077,368
108,358	The Sage Group PLC (Software & Services)	502,361

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

10,195	The Weir Group PLC (Capital Goods)	$348,025
694,546	Thomas Cook Group PLC (Consumer Services)	1,484,258
112,564	TUI Travel PLC (Consumer Services)	405,140
111,821	Unilever PLC (Food, Beverage & Tobacco)(b)	3,608,020
3,233	Vedanta Resources PLC (Materials)	108,680
111,584	Vodafone Group PLC ADR (Telecommunication Services)(a)	2,981,524

		62,999,878

TOTAL COMMON STOCKS
(Cost $345,836,480)		$359,643,727

Shares	Rate	Value

Short-term Investment(c) – 1.1%
JPMorgan U.S. Government Money Market Fund – Capital Shares
3,936,809	0.010%	$3,936,809
(Cost $3,936,809)

TOTAL INVESTMENTS – 99.5%
(Cost $349,773,289)		$363,580,536

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		1,980,163

NET ASSETS – 100.0%		$365,560,699

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is held as collateral for call options written.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Dutch Certification
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	87	September 2011	$3,593,124	$118,885
FTSE 100 Index	17	September 2011	1,610,447	51,755
TSE TOPIX Index	14	September 2011	1,477,299	50,169

TOTAL				$220,809

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS — At June 30, 2011, the Fund had outstanding written options as follows:

	Exercise	Number of	Expiration
Call Options	Rate	Contracts	Month	Value

Dow Jones EURO STOXX 50 Index	EUR 2,750	1,330	September 2011	$(3,209,356)
FTSE 100 Index	GBP 5,700	326	September 2011	(1,587,954)
Nikkei-225 Stock Average	JPY 10,000	462	September 2011	(1,319,918)
Nikkei-225 Stock Average	JPY 9,500	41	September 2011	(264,828)

TOTAL (Premiums Received $3,750,921)		2,159		$(6,382,056)

For the six months ended June 30, 2011, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding December 31, 2010	1,323	$2,415,680

Contracts written	4,018	7,303,260
Contracts expired	(3,182)	(5,968,019)

Contracts Outstanding June 30, 2011	2,159	$3,750,921

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 97.4%
Automobiles & Components – 1.1%
96,391	Dana Holding Corp.*	$1,763,955
7,351	Federal-Mogul Corp.*	167,824
4,964	Johnson Controls, Inc.	206,800
32,194	TRW Automotive Holdings Corp.*	1,900,412

		4,038,991

Banks – 1.0%
7,227	First Republic Bank*(a)	233,288
64,843	International Bancshares Corp.	1,084,823
2,639	M&T Bank Corp.	232,100
8,081	PNC Financial Services Group, Inc.	481,709
27,498	SunTrust Banks, Inc.	709,448
4,405	U.S. Bancorp	112,372
29,338	Wells Fargo & Co.	823,224

		3,676,964

Capital Goods – 8.3%
21,017	3M Co.	1,993,462
10,853	AGCO Corp.*	535,704
13,410	Applied Industrial Technologies, Inc.	477,530
35,570	Astec Industries, Inc.*	1,315,379
4,367	Bucyrus International, Inc.	400,279
7,597	Caterpillar, Inc.	808,777
4,755	Cubic Corp.	242,457
13,053	Cummins, Inc.	1,350,855
6,652	Curtiss-Wright Corp.	215,325
27,718	Danaher Corp.	1,468,777
1,770	Esterline Technologies Corp.*	135,228
4,867	Gardner Denver, Inc.	409,071
4,972	Generac Holdings, Inc.*	96,457
35,058	General Cable Corp.*	1,492,770
3,741	General Dynamics Corp.	278,779
28,295	General Electric Co.	533,644
5,922	Hexcel Corp.*	129,633
18,439	Honeywell International, Inc.	1,098,780
2,893	Huntington Ingalls Industries, Inc.*	99,809
12,360	II-VI, Inc.*	316,416
23,391	Illinois Tool Works, Inc.	1,321,358
3,679	Ingersoll-Rand PLC	167,063
1,193	L-3 Communications Holdings, Inc.	104,328
17,622	Lockheed Martin Corp.	1,426,872
30,268	Lydall, Inc.*	362,005
21,947	Miller Industries, Inc.	410,189
14,996	MSC Industrial Direct Co. Class A	994,385
17,920	Northrop Grumman Corp.	1,242,752
3,900	Pall Corp.	219,297
2,863	Parker Hannifin Corp.	256,926
9,837	Polypore International, Inc.*	667,342
15,952	Sauer-Danfoss, Inc.*	803,821
6,015	The Boeing Co.	444,689
3,514	Twin Disc, Inc.	135,746
33,917	Tyco International Ltd.	1,676,517
4,264	United Rentals, Inc.*	108,306
24,578	United Technologies Corp.	2,175,399
7,048	W.W. Grainger, Inc.	1,082,925
11,279	WABCO Holdings, Inc.*	778,928
30,106	Watsco, Inc.	2,046,907

		29,824,887

Commercial & Professional Services – 0.2%
2,831	Clean Harbors, Inc.*	292,301
4,262	Copart, Inc.*	198,609
3,817	Manpower, Inc.	204,782
3,667	Nielsen Holdings NV*	114,264

		809,956

Consumer Durables & Apparel – 1.9%
3,778	Coach, Inc.	241,528
15,729	Fossil, Inc.*	1,851,618
11,297	Garmin Ltd.(a)	373,140
27,041	Harman International Industries, Inc.	1,232,258
14,876	Lululemon Athletica, Inc.*	1,663,434
12,627	Polaris Industries, Inc.	1,403,744
5,647	Vera Bradley, Inc.*	215,715

		6,981,437

Consumer Services – 1.8%
20,367	Apollo Group, Inc. Class A*	889,631
1,640	Chipotle Mexican Grill, Inc.*	505,432
2,979	ITT Educational Services, Inc.*	233,077
4,095	McDonald’s Corp.	345,290
60,264	Starbucks Corp.	2,379,825
6,011	Weight Watchers International, Inc.	453,650
30,844	Yum! Brands, Inc.	1,703,823

		6,510,728

Diversified Financials – 4.2%
32,328	Advance America, Cash Advance Centers, Inc.	222,740
736	BlackRock, Inc.	141,172
58,913	Capital One Financial Corp.	3,044,035
2,573	Cash America International, Inc.	148,900
7,992	Citigroup, Inc.	332,787
7,219	CME Group, Inc.	2,104,988
30,122	Discover Financial Services	805,763
9,055	Eaton Vance Corp.	273,733
5,763	Financial Engines, Inc.*	149,377
35,706	Franklin Resources, Inc.	4,687,841
15,542	JPMorgan Chase & Co.	636,289
15,674	Leucadia National Corp.	534,483
17,666	Moody’s Corp.	677,491
8,322	SEI Investments Co.	187,328
50,290	The Bank of New York Mellon Corp.	1,288,430

		15,235,357

Energy – 12.1%
108,605	Chevron Corp.	11,168,938
69,129	Complete Production Services, Inc.*	2,306,143
115,425	ConocoPhillips	8,678,806
3,783	Devon Energy Corp.	298,138
15,207	Dresser-Rand Group, Inc.*	817,376
14,638	Dril-Quip, Inc.*	992,896

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)

69,835	Exxon Mobil Corp.	$5,683,172
36,850	Frontier Oil Corp.	1,190,623
14,993	Hess Corp.	1,120,877
17,575	Marathon Oil Corp.	925,851
1,524	Occidental Petroleum Corp.	158,557
5,673	Spectra Energy Corp.	155,497
30,456	Sunoco, Inc.	1,270,320
256,265	Valero Energy Corp.	6,552,696
29,672	W&T Offshore, Inc.	775,033
85,547	Western Refining, Inc.*(a)	1,545,834

		43,640,757

Food & Staples Retailing – 1.1%
8,671	Costco Wholesale Corp.	704,432
3,216	CVS Caremark Corp.	120,857
21,879	The Kroger Co.	542,599
60,100	Walgreen Co.	2,551,846

		3,919,734

Food, Beverage & Tobacco – 5.9%
10,124	Boston Beer Co., Inc. Class A*	907,111
5,535	Brown-Forman Corp. Class B	413,409
6,730	Bunge Ltd.	464,034
25,323	Dr. Pepper Snapple Group, Inc.	1,061,793
24,643	H.J. Heinz Co.	1,312,979
3,462	Hormel Foods Corp.	103,202
18,076	Kellogg Co.	999,964
8,317	Lancaster Colony Corp.	505,840
98,922	Lorillard, Inc.	10,769,638
45,981	Philip Morris International, Inc.	3,070,151
5,540	Reynolds American, Inc.	205,257
17,355	Smithfield Foods, Inc.*	379,554
57,073	Tyson Foods, Inc. Class A	1,108,358

		21,301,290

Health Care Equipment & Services – 4.2%
14,027	Align Technology, Inc.*	319,815
1,970	Becton, Dickinson and Co.	169,755
114,035	Boston Scientific Corp.*	787,982
17,294	Cerner Corp.*	1,056,836
16,584	Coventry Health Care, Inc.*	604,818
1,692	DaVita, Inc.*	146,544
54,206	DENTSPLY International, Inc.	2,064,164
41,596	Health Net, Inc.*	1,334,816
9,345	Hologic, Inc.*	188,489
28,944	Humana, Inc.	2,331,150
10,832	Lincare Holdings, Inc.	317,053
15,363	Magellan Health Services, Inc.*	840,971
24,891	Masimo Corp.	738,765
13,418	McKesson Corp.	1,122,416
9,725	Molina Healthcare, Inc.*	263,742
2,403	Quest Diagnostics, Inc.	142,017
5,764	Sirona Dental Systems, Inc.*	306,068
6,597	UnitedHealth Group, Inc.	340,273
27,153	WellCare Health Plans, Inc.*	1,395,936
8,915	Zimmer Holdings, Inc.*	563,428

		15,035,038

Household & Personal Products – 2.7%
51,237	Colgate-Palmolive Co.	4,478,626
18,252	Herbalife Ltd.	1,052,045
65,519	The Procter & Gamble Co.	4,165,043

		9,695,714

Insurance – 5.6%
10,752	American Financial Group, Inc.	383,739
15	Berkshire Hathaway, Inc. Class A*	1,741,575
99,337	Berkshire Hathaway, Inc. Class B*	7,687,690
29,314	CNO Financial Group, Inc.*	231,874
18,436	Everest Re Group Ltd.	1,507,143
123,303	Loews Corp.	5,189,823
29,369	Prudential Financial, Inc.	1,867,575
27,450	Symetra Financial Corp.	368,654
12,552	The Travelers Companies, Inc.	732,786
10,307	Unum Group	262,622

		19,973,481

Materials – 3.8%
3,802	Airgas, Inc.	266,292
1,986	CF Industries Holdings, Inc.	281,357
6,705	E.I. du Pont de Nemours & Co.	362,405
30,315	Freeport-McMoRan Copper & Gold, Inc.	1,603,663
60,294	Kraton Performance Polymers, Inc.*	2,361,716
24,343	Monsanto Co.	1,765,841
5,679	OM Group, Inc.*	230,795
13,668	Rockwood Holdings, Inc.*	755,704
6,089	Silgan Holdings Inc.	249,466
14,199	The Dow Chemical Co.	511,164
10,437	The Mosaic Co.	706,898
12,133	The Scotts Miracle-Gro Co. Class A	622,544
29,719	The Sherwin-Williams Co.	2,492,532
40,606	Titanium Metals Corp.	743,902
9,657	TPC Group, Inc.*	378,748
3,300	Westlake Chemical Corp.	171,270

		13,504,297

Media – 3.2%
18,156	Cablevision Systems Corp. Class A	657,429
5,705	Comcast Corp. Class A	144,565
72,874	DIRECTV Class A*	3,703,457
99,179	DISH Network Corp. Class A*	3,041,820
7,623	Liberty Global, Inc. Class A*	343,340
48,700	News Corp. Class A	861,990
45,545	Time Warner, Inc.	1,656,471
32,619	Virgin Media, Inc.	976,286

		11,385,358

Pharmaceuticals, Biotechnology & Life Sciences – 8.2%
6,813	Alexion Pharmaceuticals, Inc.*	320,415
71,429	Amgen, Inc.*(b)	4,167,882
46,805	Biogen Idec, Inc.*	5,004,391

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)

3,855	Bristol-Myers Squibb Co.	$111,641
7,174	Charles River Laboratories International, Inc.*	291,623
3,050	Covance, Inc.*	181,079
172,168	Eli Lilly & Co.	6,461,465
16,388	Forest Laboratories, Inc.*	644,704
70,632	Gilead Sciences, Inc.*	2,924,871
99,553	Johnson & Johnson	6,622,266
56,593	Merck & Co., Inc.	1,997,167
29,744	Pfizer, Inc.	612,726
5,778	Viropharma, Inc.*	106,893

		29,447,123

Real Estate – 3.7%
4,780	Equity Lifestyle Properties, Inc. (REIT)	298,463
2,299	Federal Realty Investment Trust (REIT)	195,829
14,842	HCP, Inc. (REIT)	544,553
1,841	Jones Lang LaSalle, Inc.	173,606
17,417	ProLogis, Inc. (REIT)	624,225
15,986	Public Storage, Inc. (REIT)	1,822,564
18,684	Rayonier, Inc. (REIT)	1,220,999
50,251	Simon Property Group, Inc. (REIT)	5,840,674
12,769	The Howard Hughes Corp.*	830,496
6,721	Ventas, Inc. (REIT)	354,264
1,727	Vornado Realty Trust (REIT)	160,922
54,201	Weyerhaeuser Co. (REIT)	1,184,834

		13,251,429

Retailing – 4.3%
30,807	Amazon.com, Inc.*	6,299,723
2,831	AutoZone, Inc.*	834,720
4,353	Best Buy Co., Inc.	136,728
27,834	Cabela’s, Inc.*	755,693
5,450	Dick’s Sporting Goods, Inc.*	209,552
10,297	Dillard’s, Inc. Class A	536,886
4,880	Express Inc.	106,384
10,442	Family Dollar Stores, Inc.	548,832
3,941	Foot Locker, Inc.	93,638
2,276	Genesco, Inc.*	118,580
5,347	Group 1 Automotive, Inc.	220,189
81,157	Limited Brands, Inc.	3,120,487
5,564	Rue21, Inc.*(a)	180,830
6,162	Signet Jewelers Ltd.*	288,443
6,681	Sonic Automotive, Inc. Class A	97,877
5,059	Target Corp.	237,318
1,947	Tractor Supply Co.	130,215
20,505	Ulta Salon Cosmetics & Fragrance, Inc.*	1,324,213
7,442	Zumiez, Inc.*	185,827

		15,426,135

Semiconductors & Semiconductor Equipment – 2.0%
14,528	Altera Corp.	673,373
55,188	Applied Materials, Inc.	717,996
19,394	Integrated Device Technology, Inc.*	152,437
212,966	Intel Corp.	4,719,326
93,446	Lattice Semiconductor Corp.*	609,268
2,616	Linear Technology Corp.	86,380
15,886	Micrel, Inc.	168,074
24,400	Silicon Image, Inc.*	157,624

		7,284,478

Software & Services – 9.3%
72,223	Accenture PLC Class A	4,363,714
168,532	Activision Blizzard, Inc.	1,968,454
11,657	Amdocs Ltd.*	354,256
7,866	AOL, Inc.*	156,219
20,430	Autodesk, Inc.*	788,598
16,436	Citrix Systems, Inc.*	1,314,880
15,211	Cognizant Technology Solutions Corp. Class A*	1,115,575
100,732	eBay, Inc.*	3,250,621
3,487	Fidelity National Information Services, Inc.	107,365
715	Google, Inc. Class A*	362,062
8,899	Lender Processing Services, Inc.	186,078
6,236	Mantech International Corp. Class A	277,003
230,874	Microsoft Corp.	6,002,724
3,026	MicroStrategy, Inc. Class A*	492,270
13,252	NeuStar, Inc. Class A*	347,202
127,024	Oracle Corp.	4,180,360
5,645	QLIK Technologies Inc.*	192,269
2,631	Rackspace Hosting, Inc.*	112,449
46,626	RealNetworks, Inc.*	158,528
7,230	Salesforce.com, Inc.*	1,077,125
30,100	SRA International, Inc. Class A*	930,692
5,478	TeleTech Holdings, Inc.*	115,476
38,335	Teradata Corp.*	2,307,767
51,486	VeriFone Systems, Inc.*	2,283,404
25,345	VeriSign, Inc.	848,044

		33,293,135

Technology Hardware & Equipment – 5.2%
4,023	Apple, Inc.*	1,350,401
4,227	Aruba Networks, Inc.*	124,908
113,670	Dell, Inc.*	1,894,879
27,430	EchoStar Corp. Class A*	999,275
12,415	Electronics for Imaging, Inc.*	213,786
42,545	EMC Corp.*	1,172,115
4,423	Harris Corp.	199,300
36,440	Ingram Micro, Inc. Class A*	661,022
6,611	JDS Uniphase Corp.*	110,139
5,235	Motorola Mobility Holdings, Inc.*	115,379
22,194	Motorola Solutions, Inc.*	1,021,812
32,909	National Instruments Corp.	977,068
51,947	NetApp, Inc.*	2,741,763
2,408	Plantronics, Inc.	87,964
3,524	Polycom, Inc.*	226,593
4,124	QUALCOMM, Inc.	234,202
22,660	Riverbed Technology, Inc.*	897,109
43,139	SanDisk Corp.*	1,790,269
18,750	Silicon Graphics International Corp.*	322,500
6,112	Synaptics, Inc.*(a)	157,323

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)

180,208	Vishay Intertechnology, Inc.*	$2,710,328
14,001	Western Digital Corp.*	509,373

		18,517,508

Telecommunication Services – 2.3%
182,976	AT&T, Inc.(b)	5,747,284
7,897	Telephone & Data Systems, Inc.	245,439
29,246	USA Mobility, Inc.	446,294
49,825	Verizon Communications, Inc.	1,854,985

		8,294,002

Transportation – 2.1%
37,174	Alaska Air Group, Inc.*	2,544,932
3,918	Allegiant Travel Co.*	193,941
5,154	C.H. Robinson Worldwide, Inc.	406,341
6,621	Copa Holdings SA Class A	441,886
2,506	Expeditors International of Washington, Inc.	128,282
6,813	FedEx Corp.	646,213
29,999	Heartland Express, Inc.	496,784
10,745	Norfolk Southern Corp.	805,123
59,752	SkyWest, Inc.	899,865
5,115	Union Pacific Corp.	534,006
18,607	Werner Enterprises, Inc.	466,105

		7,563,478

Utilities – 3.2%
60,078	Ameren Corp.	1,732,649
3,320	American Electric Power Co., Inc.	125,098
196,063	Duke Energy Corp.	3,691,866
7,257	Entergy Corp.	495,508
1,398	Oneok, Inc.	103,466
60,936	Sempra Energy	3,222,296
50,781	Southern Co.	2,050,537

		11,421,420

TOTAL COMMON STOCKS
(Cost $300,802,886)		$350,032,697

Shares	Rate	Value

Short-term Investment(c) – 3.1%
JPMorgan U.S. Government Money Market Fund – Capital Shares
11,027,317	0.010%	$11,027,317
(Cost $11,027,317)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $311,830,203)		$361,060,014

Securities Lending Reinvestment Vehicle(c)(d) – 0.7%
Goldman Sachs Financial Square Money Market Fund – FST Shares
2,379,775	0.099%	$2,379,775
(Cost $2,379,775)

TOTAL INVESTMENTS – 101.2%
(Cost $314,209,978)		$363,439,789

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(4,145,410)

NET ASSETS – 100.0%		$359,294,379

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell 2000 Mini Index	9	September 2011	$742,860	$46,201
S&P 500 E-mini Index	115	September 2011	7,564,125	283,274

TOTAL				$329,475

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 97.2%
Australia – 8.6%
15,496	AGL Energy Ltd. (Utilities)	$243,915
15,403	Alumina Ltd. (Materials)	35,277
43,948	Australia & New Zealand Banking Group Ltd. (Banks)	1,041,780
22,976	Bendigo and Adelaide Bank Ltd. (Banks)	219,100
59,962	BHP Billiton Ltd. (Materials)	2,833,859
67,989	Caltex Australia Ltd. (Energy)	862,669
37,075	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	454,907
26,823	Commonwealth Bank of Australia (Banks)	1,510,677
4,027	Computershare Ltd. (Software & Services)	38,466
851	CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	30,250
170,538	Dexus Property Group (REIT)	161,568
79,722	Foster’s Group Ltd. (Food, Beverage & Tobacco)	440,355
242,750	GPT Group (REIT)	825,168
75,701	Incitec Pivot Ltd. (Materials)	315,274
10,013	Insurance Australia Group Ltd. (Insurance)	36,607
191,146	MAp Group (Transportation)	686,409
17,829	Metcash Ltd. (Food & Staples Retailing)	79,568
31,020	National Australia Bank Ltd. (Banks)	857,623
4,763	Orica Ltd. (Materials)	138,087
10,865	OZ Minerals Ltd. (Materials)	154,608
6,578	QBE Insurance Group Ltd. (Insurance)	122,088
14,131	Rio Tinto Ltd. (Materials)	1,264,847
265,024	SP AusNet (Utilities)	268,808
6,953	Suncorp Group Ltd. (Insurance)	60,775
225,836	Tatts Group Ltd. (Consumer Services)	583,076
6,575	Wesfarmers Ltd. (Food & Staples Retailing)	225,337
876	Wesfarmers Ltd. (Price Protected Shares) (Food & Staples Retailing)	30,378
66,423	Westpac Banking Corp. (Banks)	1,593,606
10,836	WorleyParsons Ltd. (Energy)	329,924

		15,445,006

Austria – 0.3%
7,558	OMV AG (Energy)	330,182
3,540	Raiffeisen International Bank-Holding AG (Banks)(a)	182,349

		512,531

Belgium – 0.6%
3,465	Delhaize Group SA (Food & Staples Retailing)	259,998
8,811	KBC Groep NV (Banks)	345,735
1,439	Mobistar SA (Telecommunication Services)	109,158
2,100	Solvay SA (Materials)	324,231
1,823	Tessenderlo Chemie NV (Materials)	78,605

		1,117,727

Bermuda – 0.1%
5,400	Seadrill Ltd. (Energy)	189,858

China – 0.1%
75,000	Foxconn International Holdings Ltd. Class H (Technology Hardware & Equipment)*	33,091
87,000	Yangzijiang Shipbuilding Holdings Ltd. Class H (Capital Goods)	103,797

		136,888

Denmark – 1.0%
15	A.P. Moller – Maersk A/S Class A (Transportation)	124,254
6,655	Carlsberg A/S Class B (Food, Beverage & Tobacco)	724,616
1,676	Coloplast A/S Class B (Health Care Equipment & Services)	254,868
22,894	DSV A/S (Transportation)	549,563
1,193	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	149,458

		1,802,759

Finland – 1.2%
8,526	Elisa Oyj Class A (Telecommunication Services)(a)	183,496
13,642	Fortum Oyj (Utilities)	395,554
15,811	Kesko Oyj Class B (Food & Staples Retailing)	735,329
56,689	Nokia Oyj (Technology Hardware & Equipment)	365,684
12,400	Sampo Oyj Class A (Insurance)	400,329

		2,080,392

France – 9.8%
4,951	Accor SA (Consumer Services)	221,496
1,593	Atos Origin SA (Software & Services)	89,985
26,840	AXA SA (Insurance)	609,273
10,047	BNP Paribas SA (Banks)	774,714
1,487	Casino Guichard Perrachon SA (Food & Staples Retailing)	140,150
1,451	Christian Dior SA (Consumer Durables & Apparel)	228,016
7,220	Compagnie Generale de Geophysique-Veritas (Energy)*	264,607
10,683	Credit Agricole SA (Banks)(a)	160,493
4,951	Edenred SA (Commercial & Professional Services)	151,061
95,025	France Telecom SA (Telecommunication Services)	2,020,564
1,603	Gecina SA (REIT)	223,975
14,348	Lagardere S.C.A (Media)	607,174
1,286	L’Oreal SA (Household & Personal Products)	166,889
3,426	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	615,643

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)

11,261	PSA Peugeot Citroen SA (Automobiles & Components)	$505,183
13,645	Renault SA (Automobiles & Components)	809,563
6,913	Safran SA (Capital Goods)	294,983
22,940	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)(b)	1,845,309
10,283	Schneider Electric SA (Capital Goods)	1,716,972
10,830	Societe Generale SA (Banks)(a)	641,418
4,509	Technip SA (Energy)	483,327
54,439	Total SA (Energy)	3,147,308
1,190	Unibail-Rodamco SE (REIT)	274,950
30,250	Veolia Environnement SA (Utilities)	852,256
28,214	Vivendi SA (Media)	786,407

		17,631,716

Germany – 8.9%
17,616	Adidas AG (Registered) (Consumer Durables & Apparel)	1,396,626
5,364	Allianz SE (Registered) (Insurance)	747,993
13,524	BASF SE (Materials)	1,325,642
15,968	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,282,495
8,803	Celesio AG (Health Care Equipment & Services)	175,776
4,234	Daimler AG (Registered) (Automobiles & Components)	319,292
5,810	Deutsche Bank AG (Registered) (Diversified Financials)	342,909
130,372	E.ON AG (Utilities)	3,705,746
16,641	Henkel AG & Co. KGaA (Household & Personal Products)	953,815
3,627	Hochtief AG (Capital Goods)	303,077
2,977	Lanxess AG (Materials)	244,199
2,323	Leoni AG (Automobiles & Components)	137,933
3,539	Metro AG (Food & Staples Retailing)	214,315
3,229	Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	492,923
9,930	Porsche Automobil Holding SE Preference Shares (Automobiles & Components)	787,674
3,042	SAP AG (Software & Services)	184,431
10,631	Siemens AG (Registered) (Capital Goods)	1,460,922
3,366	Stada Arzneimittel AG (Pharmaceuticals, Biotechnology & Life Sciences)	131,749
17,781	Suedzucker AG (Food, Beverage & Tobacco)	633,129
87,203	TUI AG (Consumer Services)*(a)	947,814
876	Volkswagen AG (Automobiles & Components)	161,141

		15,949,601

Hong Kong – 2.7%
126,200	AIA Group Ltd. (Insurance)*	439,306
1,000	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	13,750
91,500	BOC Hong Kong Holdings Ltd. (Banks)	266,536
11,000	Cheung Kong Holdings Ltd. (Real Estate)	161,535
16,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	83,243
62,000	CLP Holdings Ltd. (Utilities)	550,007
48,951	Esprit Holdings Ltd. (Retailing)	152,948
14,400	Hang Seng Bank Ltd. (Banks)	230,348
20,240	Hong Kong & China Gas Co. Ltd. (Utilities)	46,044
6,200	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	130,553
41,000	Hutchison Whampoa Ltd. (Capital Goods)	444,233
68,794	Hysan Development Co. Ltd. (Real Estate)	341,275
4,500	Kerry Properties Ltd. (Real Estate)	21,751
8,000	Li & Fung Ltd. (Retailing)	15,989
188,378	New World Development Ltd. (Real Estate)	285,999
93,798	Noble Group Ltd. (Capital Goods)	151,049
5,516	NWS Holdings Ltd. (Capital Goods)	7,394
7,500	Orient Overseas International Ltd. (Transportation)	48,490
6,000	Power Assets Holdings Ltd. (Utilities)	45,437
8,400	Sands China Ltd. (Consumer Services)*	22,769
33,000	SJM Holdings Ltd. (Consumer Services)	78,503
4,000	Sun Hung Kai Properties Ltd. (Real Estate)	58,470
41,000	Swire Pacific Ltd. Class A (Real Estate)	603,641
6,000	The Wharf Holdings Ltd. (Real Estate)	41,841
55,000	Wheelock & Co. Ltd. (Real Estate)	221,231
2,500	Wing Hang Bank Ltd. (Banks)	27,433
88,000	Wynn Macau Ltd. (Consumer Services)	288,179
20,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	65,210

		4,843,164

Ireland – 0.5%
23,880	Kerry Group PLC Class A (Food, Beverage & Tobacco)	983,823

Israel – 0.7%
10,290	Bank Hapoalim BM (Banks)*	51,435
18,980	Bank Leumi Le-Israel BM (Banks)	89,745
12,548	Bezeq Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	31,768
273	Elbit Systems Ltd. (Capital Goods)	12,979
3,757	Israel Chemicals Ltd. (Materials)	59,955
9,163	Makhteshim-Agan Industries Ltd. (Materials)*	51,199
9,173	Mizrahi Tefahot Bank Ltd. (Banks)	97,628

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Israel – (continued)

974	NICE Systems Ltd. ADR (Software & Services)*	$35,415
4,201	Partner Communications Co. Ltd. (Telecommunication Services)	63,348
14,806	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	713,945
21	The Israel Corp. Ltd. (Materials)	22,959

		1,230,376

Italy – 2.7%
6,595	Atlantia SpA (Transportation)	140,436
22,183	Eni SpA (Energy)	525,714
3,903	Exor SpA (Diversified Financials)	122,073
37,387	Fiat Industrial SpA (Capital Goods)*	482,876
51,439	Fiat SpA (Automobiles & Components)	565,216
28,674	Finmeccanica SpA (Capital Goods)	346,947
10,231	Geox SpA (Consumer Durables & Apparel)	61,349
74,015	Intesa Sanpaolo SpA (Banks)	197,086
364,771	Parmalat SpA (Food, Beverage & Tobacco)*	1,372,155
750,376	Telecom Italia SpA (Telecommunication Services)	1,012,264

		4,826,116

Japan – 19.5%
5,200	Adeka Corp. (Materials)	52,773
5,800	Aeon Co. Ltd. (Food & Staples Retailing)	70,007
10,800	AEON Credit Service Co. Ltd. (Diversified Financials)	147,926
8,000	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	94,975
10,700	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	108,766
72,000	Amada Co. Ltd. (Capital Goods)	553,617
5,800	AOC Holdings, Inc. (Energy)	41,589
2,300	AOKI Holdings, Inc. (Retailing)	35,871
1,700	Arc Land Sakamoto Co. Ltd. (Retailing)	27,089
54,000	Asahi Glass Co. Ltd. (Capital Goods)	631,923
3,600	Asahi Group Holdings, Ltd. (Food, Beverage & Tobacco)	72,517
45,000	Asahi Kasei Corp. (Materials)	303,257
2,900	ASKUL Corp. (Retailing)	47,389
20,000	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	776,022
15,000	Bando Chemical Industries Ltd. (Capital Goods)	60,973
31,600	Brother Industries Ltd. (Technology Hardware & Equipment)	467,420
21,400	Canon, Inc. (Technology Hardware & Equipment)	1,017,919
8,000	Central Glass Co. Ltd. (Capital Goods)	38,413
111	Central Japan Railway Co. (Transportation)	872,604
3,500	Chubu Electric Power Co., Inc. (Utilities)	68,351
1,600	Coca-Cola Central Japan Co. Ltd. (Food, Beverage & Tobacco)	21,227
4,000	Daihatsu Motor Co., Ltd. (Automobiles & Components)	68,075
7,000	Daihen Corp. (Capital Goods)	25,929
18,600	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	363,464
6,000	Dainippon Screen Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	51,232
54,700	Dainippon Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	519,817
18,000	Daito Trust Construction Co. Ltd. (Real Estate)	1,528,198
18,000	Daiwa House Industry Co. Ltd. (Real Estate)	227,136
5,500	Dena Co. Ltd. (Software & Services)	236,536
6,700	Denso Corp. (Automobiles & Components)	249,189
1,400	East Japan Railway Co. (Transportation)	80,179
800	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	31,212
2,400	Electric Power Development Co. Ltd. (Utilities)	64,871
13,600	Elpida Memory, Inc. (Semiconductors & Semiconductor Equipment)*	160,191
1,400	F-Tech Inc. (Automobiles & Components)	20,827
43,000	Fuji Electric Co. Ltd. (Capital Goods)	134,331
108,000	Fuji Heavy Industries Ltd. (Automobiles & Components)	839,270
199	Fuji Media Holdings, Inc. (Media)	294,563
10,300	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	321,247
76,000	Fukuoka Financial Group, Inc. (Banks)	317,648
111,000	Hitachi Ltd. (Technology Hardware & Equipment)	658,785
60,400	Honda Motor Co. Ltd. (Automobiles & Components)	2,327,027
4,000	Hosokawa Micron Corp. (Capital Goods)	19,465
700	Idemitsu Kosan Co. Ltd. (Energy)	74,706
11,900	Inabata & Co. Ltd. (Capital Goods)	74,139
44,000	Isuzu Motors Ltd. (Automobiles & Components)	208,293
4,100	ITOCHU Techno-Solutions Corp. (Software & Services)	145,541
14,000	J. Front Retailing Co. Ltd. (Retailing)	61,847
2,200	Japan Petroleum Exploration Co. Ltd. (Energy)	103,284
39	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	150,543
2,400	JFE Holdings, Inc. (Materials)	66,004
85	Jupiter Telecommunications Co. Ltd. (Media)	95,096

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

149,420	JX Holdings, Inc. (Energy)	$1,005,006
39,000	Kaneka Corp. (Materials)	256,253
6,900	Kao Corp. (Household & Personal Products)	181,430
46,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	160,823
10,000	Kinugawa Rubber Industrial Co. Ltd. (Automobiles & Components)	68,044
18,000	Kubota Corp. (Capital Goods)	159,688
5,600	Kyocera Corp. (Technology Hardware & Equipment)	570,181
1,000	Kyorin Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	19,896
3,000	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	28,617
3,300	Makita Corp. (Capital Goods)	153,777
9,000	Marubeni Corp. (Capital Goods)	59,812
7,900	Marui Group Co. Ltd. (Retailing)	59,998
6,600	Megmilk Snow Brand Co. Ltd. (Food, Beverage & Tobacco)	121,967
6,500	Mitsubishi Chemical Holdings Corp. (Materials)	46,060
12,900	Mitsubishi Corp. (Capital Goods)	322,215
16,000	Mitsubishi Electric Corp. (Capital Goods)	185,858
8,000	Mitsubishi Gas Chemical Co., Inc. (Materials)	58,612
8,400	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	140,588
8,650	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	334,764
11,000	Mitsuboshi Belting Co. Ltd. (Capital Goods)	54,582
19,000	Mitsui & Co. Ltd. (Capital Goods)	328,512
113,000	Mitsui Chemicals, Inc. (Materials)	411,756
33,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Capital Goods)	72,058
3,000	Mitsui Fudosan Co. Ltd. (Real Estate)	51,669
45,000	Mitsui Mining & Smelting Co. Ltd. (Materials)	151,947
41,000	Mitsui OSK Lines Ltd. (Transportation)	220,611
10,000	NGK Insulators Ltd. (Capital Goods)	186,296
14,000	Nichiha Corp. (Capital Goods)	125,994
2,600	Nichii Gakkan Co. (Health Care Equipment & Services)	23,101
6	Nippon Building Fund, Inc. (REIT)	58,633
11,000	Nippon Carbide Industries Co. Inc. (Materials)	26,909
14,000	Nippon Chemical Industrial Co. Ltd. (Materials)	31,445
53,000	Nippon Express Co. Ltd. (Transportation)	214,762
13,000	Nippon Piston Ring Co. Ltd. (Automobiles & Components)*	30,759
30,000	Nippon Soda Co. Ltd. (Materials)	132,786
57,000	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	2,749,214
310	Nippon Television Network Corp. (Media)	44,144
29,000	Nippon Yusen Kabushiki Kaisha (Transportation)	107,745
7,500	Nissan Chemical Industries Ltd. (Materials)	83,064
88,800	Nissan Motor Co. Ltd. (Automobiles & Components)	933,218
41,000	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	512,449
20,000	Nisshin Steel Co. Ltd. (Materials)	38,250
8,000	Nisshinbo Holdings, Inc. (Consumer Durables & Apparel)	76,226
16,000	Nitto Boseki Co. Ltd. (Capital Goods)	39,998
21,000	NOF Corp. (Materials)	92,123
24	Nomura Real Estate Office Fund, Inc. (REIT)	158,894
3,100	Obara Corp. (Capital Goods)	44,332
4,600	Omron Corp. (Technology Hardware & Equipment)	127,919
25,000	Osaka Gas Co. Ltd. (Utilities)	94,828
3,200	Paltac Corp. (Retailing)	57,851
5,000	Pola Orbis Holdings, Inc. (Household & Personal Products)	131,278
9,400	Promise Co. Ltd. (Diversified Financials)*	80,036
18,000	Rasa Industries Ltd. (Capital Goods)*	30,309
3,100	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	177,851
3,000	Rohto Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	34,141
5,000	Sakai Chemical Industry Co. Ltd. (Materials)	22,658
8,000	Sanden Corp. (Automobiles & Components)	41,465
24,000	Sapporo Hokuyo Holdings, Inc. (Banks)	100,610
12,200	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	235,835
15,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	128,161
30,000	Sekisui House Ltd. (Consumer Durables & Apparel)	279,333
39	Seven Bank Ltd. (Banks)	77,933
4,400	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	81,277
2,600	Shiseido Co. Ltd. (Household & Personal Products)	48,532
3,500	Shizuoka Gas Co. Ltd. (Utilities)	19,812
57,000	Sumitomo Chemical Co. Ltd. (Materials)	284,606
43,500	Sumitomo Corp. (Capital Goods)	591,785
129,900	Sumitomo Electric Industries Ltd. (Capital Goods)	1,894,675

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

10,000	Sumitomo Heavy Industries Ltd. (Capital Goods)	$69,799
7,000	Sumitomo Metal Mining Co. Ltd. (Materials)	115,005
16,300	Sumitomo Mitsui Financial Group, Inc. (Banks)	502,605
29,630	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	103,134
12,700	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	586,955
4,000	TBK Co. Ltd. (Automobiles & Components)	21,569
700	TDK Corp. (Technology Hardware & Equipment)	38,613
7,000	Teijin Ltd. (Materials)	30,855
32,000	The Bank of Yokohama Ltd. (Banks)	159,969
49,000	The Gunma Bank Ltd. (Banks)	258,985
8,000	The Nippon Synthetic Chemical Industry Co. Ltd. (Materials)	57,202
64,000	The Nishi-Nippon City Bank Ltd. (Banks)	189,043
7,000	The Nisshin Oillio Group Ltd. (Food, Beverage & Tobacco)	33,556
30,000	Toho Zinc Co. Ltd. (Materials)	147,117
1,600	Tokai Corp. (Gifu) (Health Care Equipment & Services)	35,091
16,000	Tokio Marine Holdings, Inc. (Insurance)	447,910
1,300	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	71,088
25,000	Tokyo Gas Co. Ltd. (Utilities)	112,834
67,000	Tokyu Land Corp. (Real Estate)	284,655
4,500	Tokyu Livable, Inc. (Real Estate)	40,925
14,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	108,620
29,000	Tosoh Corp. (Materials)	116,454
4,300	Toyo Seikan Kaisha Ltd. (Materials)	72,398
29,000	Ube Industries Ltd. (Materials)	87,309
1,760	USS Co. Ltd. (Retailing)	136,530
2,300	West Japan Railway Co. (Transportation)	89,790
7,800	Yamaha Corp. (Consumer Durables & Apparel)	88,956
2,100	Yamatake Corp. (Technology Hardware & Equipment)	46,832
3,800	Yamato Kogyo Co. Ltd. (Materials)	118,336
6,000	YASKAWA Electric Corp. (Technology Hardware & Equipment)	67,360
22,100	Yokogawa Electric Corp. (Technology Hardware & Equipment)*	188,620
1,500	Yorozu Corp. (Automobiles & Components)	33,073
8,000	Zeon Corp. (Materials)	74,834

		35,041,256

Luxembourg – 0.4%
14,171	ArcelorMittal (Materials)	492,815
1,935	Millicom International Cellular SA SDR (Telecommunication Services)	202,729

		695,544

Netherlands – 6.2%
25,745	Aegon NV (Insurance)*	175,427
3,259	Akzo Nobel NV (Materials)	205,906
1,708	ASML Holding NV (Semiconductors & Semiconductor Equipment)	62,999
10,979	European Aeronautic Defence & Space Co. NV (Capital Goods)	367,441
1,273	Heineken Holding NV (Food, Beverage & Tobacco)	65,170
2,133	Koninklijke Boskalis Westminster NV (Capital Goods)	100,927
51,881	Koninklijke DSM NV (Materials)	3,366,895
34,443	Koninklijke Philips Electronics NV (Capital Goods)	885,187
90,285	Royal Dutch Shell PLC Class A (Energy)	3,206,099
74,723	Royal Dutch Shell PLC Class B (Energy)	2,666,561

		11,102,612

Norway – 0.8%
41,307	Statoil ASA (Energy)	1,045,728
25,400	Telenor ASA (Telecommunication Services)	415,679

		1,461,407

Portugal – 0.1%
31,228	Brisa Auto-Estradas de Portugal SA (Transportation)	190,526

Singapore – 1.5%
14,000	City Developments Ltd. (Real Estate)	118,872
50,000	Cosco Corp. (Singapore) Ltd. (Capital Goods)	79,721
30,000	DBS Group Holdings Ltd. (Banks)	358,868
36,000	Fraser and Neave Ltd. (Capital Goods)	170,094
6,000	Genting Singapore PLC (Consumer Services)*	9,460
292,680	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	162,597
85,000	Hutchison Port Holdings Trust Class U (Transportation)*	71,825
10,000	Jardine Cycle & Carriage Ltd. (Retailing)	350,894
14,100	Keppel Corp. Ltd. (Capital Goods)	127,572
5,000	Olam International Ltd. (Food & Staples Retailing)	11,115
34,985	Oversea-Chinese Banking Corp. Ltd. (Banks)	267,228
18,000	SembCorp Industries Ltd. (Capital Goods)	73,300
5,000	Singapore Airlines Ltd. (Transportation)	57,871
1,000	Singapore Exchange Ltd. (Diversified Financials)	6,145

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)

10,000	Singapore Press Holdings Ltd. (Media)	$31,780
102,000	Singapore Telecommunications Ltd. (Telecommunication Services)	262,909
13,000	United Overseas Bank Ltd. (Banks)	208,717
95,000	UOL Group Ltd. (Real Estate)	385,768

		2,754,736

Spain – 3.5%
1,062	Acciona SA (Utilities)	112,754
58,839	Banco Bilbao Vizcaya Argentaria SA (Banks)	690,699
227,664	Banco Santander SA (Banks)	2,622,721
7,428	Ferrovial SA (Capital Goods)	93,857
13,230	Gas Natural SDG SA (Utilities)	277,105
97,670	Iberdrola SA (Utilities)*	868,950
49,158	Repsol YPF SA (Energy)	1,705,069

		6,371,155

Sweden – 2.6%
14,106	Alfa Laval AB (Capital Goods)	304,215
4,196	Boliden AB (Materials)	77,494
5,872	Fabege AB (Real Estate)	59,020
35,674	Nordea Bank AB (Banks)	383,139
15,935	Skanska AB Class B (Capital Goods)	285,650
21,739	SKF AB Class B (Capital Goods)	629,447
23,335	Svenska Handelsbanken AB Class A (Banks)	719,478
18,979	Swedbank AB Class A (Banks)	319,150
14,843	Swedish Match AB (Food, Beverage & Tobacco)	498,372
19,183	Tele2 AB Class B (Telecommunication Services)	378,636
138,955	TeliaSonera AB (Telecommunication Services)	1,019,305

		4,673,906

Switzerland – 8.2%
84,809	ABB Ltd. (Registered) (Capital Goods)*	2,203,534
7,954	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	392,480
5,258	Adecco SA (Registered) (Commercial & Professional Services)*	337,486
2,839	Baloise Holding AG (Registered) (Insurance)	292,946
23,568	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	1,544,483
11,484	Credit Suisse Group AG (Registered) (Diversified Financials)*	447,557
5,487	Ferrexpo PLC (Materials)	41,417
173	Forbo Holding AG (Registered) (Consumer Durables & Apparel)*	131,459
59,919	GAM Holding AG (Diversified Financials)*	985,872
38,061	Nestle SA (Registered) (Food, Beverage & Tobacco)	2,368,480
23,185	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,420,942
7,346	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,229,873
17,584	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	175,026
6,942	Swiss Life Holding AG (Registered) (Insurance)*	1,138,497
646	Syngenta AG (Registered) (Materials)*	218,316
18,336	UBS AG (Registered) (Diversified Financials)*	334,624
13,333	Xstrata PLC (Materials)	293,664
4,629	Zurich Financial Services AG (Insurance)*	1,171,321

		14,727,977

United Kingdom – 17.2%
15,827	Anglo American PLC (Materials)	784,923
9,735	Antofagasta PLC (Materials)	217,851
23,397	Ashtead Group PLC (Capital Goods)	63,837
71,399	Associated British Foods PLC (Food, Beverage & Tobacco)	1,242,194
47,201	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,359,166
53,714	Aviva PLC (Insurance)	378,095
62,936	BAE Systems PLC (Capital Goods)	321,959
84,465	Barclays PLC (Banks)	346,505
14,784	Berendsen PLC (Commercial & Professional Services)	129,315
65,882	BHP Billiton PLC (Materials)	2,588,752
8,110	Big Yellow Group PLC (REIT)	40,085
34,747	Bodycote PLC (Capital Goods)	207,458
32,399	BP PLC ADR (Energy)(b)	1,434,952
10,817	British Land Co. PLC (REIT)	105,759
5,893	Cape PLC (Commercial & Professional Services)	52,019
16,366	Compass Group PLC (Consumer Services)	157,803
18,766	CPP Group PLC (Commercial & Professional Services)	41,714
2,816	Cranswick PLC (Food, Beverage & Tobacco)	32,896
3,576	Dairy Crest Group PLC (Food, Beverage & Tobacco)	21,269
4,077	Diploma PLC (Technology Hardware & Equipment)	24,531
156,281	Drax Group PLC (Utilities)	1,262,557
40,746	Elementis PLC (Materials)	112,807
32,410	Eurasian Natural Resources Corp. PLC (Materials)	406,664
7,716	Fenner PLC (Capital Goods)	49,820
14,577	Filtrona PLC (Materials)	86,001

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

16,587	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	$711,582
43,515	Hammerson PLC (REIT)	336,425
112,673	HSBC Holdings PLC (Banks)	1,117,122
37,896	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	1,261,652
18,784	Intermediate Capital Group PLC (Diversified Financials)	97,323
13,609	Investec PLC (Diversified Financials)	110,464
147,722	J Sainsbury PLC (Food & Staples Retailing)	782,521
2,137	JD SPORTS FASHION PLC (Retailing)	31,922
45,375	Kingfisher PLC (Retailing)	194,912
41,125	Laird PLC (Technology Hardware & Equipment)	133,657
307,686	Legal & General Group PLC (Insurance)	582,885
135,301	Lloyds Banking Group PLC (Banks)*	106,324
52,522	Marks & Spencer Group PLC (Retailing)	304,468
14,651	Micro Focus International PLC (Software & Services)	78,831
9,835	Morgan Crucible Co. PLC (Capital Goods)	48,671
158,767	Old Mutual PLC (Insurance)	339,861
37,288	Paragon Group of Companies PLC (Banks)	118,533
21,586	Persimmon PLC (Consumer Durables & Apparel)	167,241
21,118	Phoenix Group Holdings (Insurance)	206,580
2,478	Renishaw PLC (Technology Hardware & Equipment)	69,718
99,084	Resolution Ltd. (Insurance)	467,092
4,298	Rexam PLC (Materials)	26,424
29,088	Rio Tinto PLC (Materials)	2,100,321
984	Rotork PLC (Capital Goods)	26,606
609,892	Royal Bank of Scotland Group PLC (Banks)*	377,256
39,990	Scottish & Southern Energy PLC (Utilities)	894,400
8,708	Severn Trent PLC (Utilities)	205,732
62,585	Standard Chartered PLC (Banks)	1,643,962
8,481	TT electronics PLC (Technology Hardware & Equipment)	27,325
2,700	Victrex PLC (Materials)	65,052
140,024	Vodafone Group PLC ADR (Telecommunication Services)(b)	3,741,441
227,860	WM Morrison Supermarkets PLC (Food & Staples Retailing)	1,089,846
68,725	WPP PLC (Media)	860,977

		30,796,058

TOTAL COMMON STOCKS
(Cost $123,869,152)		$174,565,134

Shares	Rate	Value

Short-term Investment(c) – 0.9%
JPMorgan U.S. Government Money Market Fund – Capital Shares
1,622,274	0.010%	$1,622,274
(Cost $1,622,274)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $125,491,426)		$176,187,408

Securities Lending Reinvestment Vehicle(c)(d) – 0.7%
Goldman Sachs Financial Square Money Market Fund – FST Shares
1,285,530	0.099%	$1,285,530
(Cost $1,285,530)

TOTAL INVESTMENTS – 98.8%
(Cost $126,776,956)		$177,472,938

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		2,073,980

NET ASSETS – 100.0%		$179,546,918

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	49	September 2011	$2,023,713	$65,832
FTSE 100 Index	9	September 2011	852,590	19,709
MACI Singapore Index	1	July 2011	58,683	1,328
SPI 200 Index	3	September 2011	370,110	7,114
TSE TOPIX Index	8	September 2011	844,171	40,381

TOTAL				$134,364

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities
June 30, 2011 (Unaudited)

		International		Structured
	U.S. Equity	Equity	Structured	International
	Dividend and	Dividend and	Tax-Managed	Tax-Managed
	Premium Fund	Premium Fund	Equity Fund	Equity Fund
Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $672,866,297, $349,773,289, $311,830,203 and $125,491,426, respectively)(a)	$662,126,204	$363,580,536	$361,060,014	$176,187,408
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $0, $0, $2,379,775 and $1,285,530, respectively)	—	—	2,379,775	1,285,530
Cash	7,525	—	96,777	—
Foreign currencies, at value (identified cost $0, $33,637,377, $0 and $3,831,868, respectively)	—	34,122,586	—	3,891,476
Receivables:
Fund shares sold	2,944,178	1,026,109	830,406	166,002
Dividends, at value	1,064,435	1,193,641	246,828	392,430
Due from broker — variation margin, at value	96,988	95,897	70,250	56,588
Reimbursement from investment adviser	18,978	33,755	62,568	37,059
Investment securities sold, at value	—	—	1,832,766	—
Foreign tax reclaims, at value	—	274,802	—	129,912
Securities lending income	—	—	1,941	18,209
Other assets	2,463	1,429	1,683	913

Total assets	666,260,771	400,328,755	366,583,008	182,165,527

Liabilities:

Payables:
Investment securities purchased, at value	42,851,035	25,392,634	3,424,824	—
Written options, at value (premiums received $6,072,250, $3,750,921, $0 and $0, respectively)	9,400,000	6,382,056	—	—
Fund shares redeemed	3,791,663	2,591,621	1,021,344	1,104,055
Amounts owed to affiliates	411,312	319,866	237,232	146,828
Payable upon return of securities loaned	—	—	2,379,775	1,285,530
Accrued expenses and other liabilities	91,763	81,879	225,454	82,196

Total liabilities	56,545,773	34,768,056	7,288,629	2,618,609

Net Assets:

Paid-in capital	614,524,142	343,591,559	376,528,428	196,243,527
Accumulated undistributed (distributions in excess of) net investment income	(28,276)	(811,383)	1,685,579	2,669,159
Accumulated net realized gain (loss) from investment, futures, written options and foreign currency related transactions	9,082,308	11,030,462	(68,478,914)	(70,362,544)
Net unrealized gain (loss) on investments, futures, written options and translation of assets and liabilities denominated in foreign currencies	(13,863,176)	11,750,061	49,559,286	50,996,776

NET ASSETS	$609,714,998	$365,560,699	$359,294,379	$179,546,918

Net Assets:
Class A	$43,143,030	$222,265,633	$99,065,853	$70,986,994
Class B	—	—	1,282,168	—
Class C	13,939,492	1,622,928	9,247,454	24,764
Institutional	552,146,804	141,670,911	249,659,181	108,533,919
Service	—	—	38,391	—
Class IR	485,672	1,227	1,332	1,241

Total Net Assets	$609,714,998	$365,560,699	$359,294,379	$179,546,918

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	4,393,236	26,301,279	9,352,528	8,566,382
Class B	—	—	125,251	—
Class C	1,420,415	195,760	908,397	3,007
Institutional	56,355,324	16,976,593	23,149,625	13,067,178
Service	—	—	3,597	—
Class IR	49,493	147	124	150

Net asset value, offering and redemption price per share:(b)
Class A	$9.82	$8.45	$10.59	$8.29
Class B	—	—	10.24	—
Class C	9.81	8.29	10.18	8.24
Institutional	9.80	8.35	10.78	8.31
Service	—	—	10.67	—
Class IR	9.81	8.35	10.78	8.27

(a)	Includes loaned securities having a market value of $2,386,198 and $1,253,113 for the Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Fund is $10.39, $8.94, $11.21 and $8.77, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations
For the Six Months Ended June 30, 2011 (Unaudited)

				Structured
	U.S. Equity	International	Structured	International
	Dividend and	Equity Dividend	Tax-Managed	Tax-Managed
	Premium Fund	and Premium Fund	Equity Fund	Equity Fund

Investment income:

Dividends (net of foreign taxes withheld of $870, $695,101, $0 and $398,142, respectively)	$7,771,963	$8,620,579	$3,079,649	$3,853,486
Interest	—	10,918	—	3,420
Securities lending income — affiliated issuer	—	—	15,053	162,878

Total investment income	7,771,963	8,631,497	3,094,702	4,019,784

Expenses:

Management fees	2,035,268	1,291,546	1,171,251	715,163
Transfer Agent fees(a)	149,787	211,621	146,423	87,274
Distribution and Service fees(a)	116,482	251,714	172,663	89,454
Custody and accounting fees	42,838	81,482	32,405	78,281
Professional fees	40,606	48,559	39,684	48,209
Registration fees	34,269	31,303	74,405	32,722
Printing and mailing costs	25,984	16,736	20,873	18,029
Trustee fees	8,815	8,531	8,541	8,331
Service share fees — Service Plan	—	—	67	—
Service share fees — Shareholder Administration Plan	—	—	67	—
Other	13,228	9,951	10,697	8,054

Total expenses	2,467,277	1,951,443	1,677,076	1,085,517

Less — expense reductions	(18,979)	(110,304)	(263,568)	(215,497)

Net expenses	2,448,298	1,841,139	1,413,508	870,020

NET INVESTMENT INCOME	5,323,665	6,790,358	1,681,194	3,149,764

Realized and unrealized gain (loss) from investment, futures, written options and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	33,449,695	5,189,882	3,506,853	1,269,478
Futures transactions	2,481,779	(533,602)	222,170	(160,346)
Foreign currency related transactions	—	651,422	—	89,817
Written options	5,273,536	5,967,381	—	—
Net change in unrealized gain (loss) on:
Investments	(14,395,823)	(100,530)	22,892,794	3,661,267
Futures	(41,693)	361,409	233,361	147,990
Translation of asset and liabilities denominated in foreign currencies	—	10,682	—	46,029
Written options	(2,574,601)	(2,932,058)	—	—

Net realized and unrealized gain from investment, futures, written options and foreign currency related transactions	24,192,893	8,614,586	26,855,178	5,054,235

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,516,558	$15,404,944	$28,536,372	$8,203,999

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	$52,385	$—	$64,097	$39,813	$—	$12,178	$97,552	$—	$244
International Equity Dividend and Premium	244,626	—	7,088	185,917	—	1,347	24,356	—	1
Structured Tax-Managed Equity	119,094	7,145	46,424	90,512	1,358	8,821	45,720	11	1
Structured International Tax-Managed Equity	89,333	—	121	67,894	—	23	19,356	—	1

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund
	For the	For the
	Six Months Ended	Fiscal Year Ended
	June 30, 2011 (Unaudited)	December 31, 2010

From operations:

Net investment income	$5,323,665	$8,867,852
Net realized gain from investment, futures, written options and foreign currency related transactions	41,205,010	47,129,238
Net change in unrealized gain (loss) on investments, futures, written options and translation of assets and liabilities denominated in foreign currencies	(17,012,117)	(2,658,048)

Net increase in net assets resulting from operations	29,516,558	53,339,042

Distributions to shareholders:

From net investment income
Class A Shares	(468,199)	(1,543,084)
Class C Shares	(96,368)	(98,109)
Institutional Shares	(6,602,641)	(5,512,691)
Service Shares	—	—
Class IR Shares(a)	(4,958)	(11)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares(a)	—	—

Total distributions to shareholders	(7,172,166)	(7,153,895)

From share transactions:

Proceeds from sales of shares	175,385,132	313,986,668
Reinvestment of distributions	5,829,469	4,124,471
Cost of shares redeemed	(49,840,219)	(204,625,688)

Net increase in net assets resulting from share transactions	131,374,382	113,485,451

TOTAL INCREASE	153,718,774	159,670,598

Net assets:

Beginning of period	455,996,224	296,325,626

End of period	$609,714,998	$455,996,224

Accumulated undistributed (distributions in excess of) net investment income	$(28,276)	$1,820,225

(a)	Commenced operations on August 31, 2010.
(b)	Net of $4,618 and $27 of redemption fees remitted to the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds, respectively.

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

International Equity					Structured International
Dividend and Premium Fund			Structured Tax-Managed Equity Fund		Tax-Managed Equity Fund
For the	For the		For the	For the	For the	For the
Six Months Ended	Fiscal Year Ended		Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
June 30, 2011 (Unaudited)	December 31, 2010		June 30, 2011 (Unaudited)	December 31, 2010	June 30, 2011 (Unaudited)	December 31, 2010

$6,790,358	$3,626,905		$1,681,194	$2,658,467	$3,149,764	$2,578,212
11,275,083	8,409,387		3,729,023	27,364,705	1,198,949	1,243,530
(2,660,497)	7,478,224		23,126,155	6,278,135	3,855,286	9,288,935

15,404,944	19,514,516		28,536,372	36,301,307	8,203,999	13,110,677

(4,001,057)	(2,033,786)		—	(664,324)	—	(1,299,890)
(24,418)	(14,873)		—	—	—	(273)
(2,837,573)	(1,307,429)		—	(2,170,745)	—	(1,748,406)
—	—		—	(429)	—	—
(24)	(6)		—	(12)	—	(24)

—	(2,113,127)		—	—	—	—
—	(19,574)		—	—	—	—
—	(1,349,612)		—	—	—	—
—	(17)		—	—	—	—

(6,863,072)	(6,838,424)		—	(2,835,510)	—	(3,048,593)

128,849,479	172,198,853		56,003,562	93,120,509	38,433,367	57,415,628
6,574,780	5,570,933		—	2,749,975	—	2,968,588
(35,747,499)	(37,562,027	)(b)	(28,980,713)	(62,719,616)	(28,573,092)	(39,599,164	)(b)

99,676,760	140,207,759		27,022,849	33,150,868	9,860,275	20,785,052

108,218,632	152,883,851		55,559,221	66,616,665	18,064,274	30,847,136

257,342,067	104,458,216		303,735,158	237,118,493	161,482,644	130,635,508

$365,560,699	$257,342,067		$359,294,379	$303,735,158	$179,546,918	$161,482,644

$(811,383)	$(738,669)		$1,685,579	$4,385	$2,669,159	$(480,605)

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions to
		investment operations				shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	capital	distributions

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011 - A	$9.38	$0.08		$0.47	$0.55	$(0.11)	$—	$—	$(0.11)
2011 - C	9.38	0.04		0.46	0.50	(0.07)	—	—	(0.07)
2011 - Institutional	9.36	0.10		0.46	0.56	(0.12)	—	—	(0.12)
2011 - IR	9.38	0.09		0.46	0.55	(0.12)	—	—	(0.12)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010 - A	8.29	0.16	(d)	1.08	1.24	(0.15)	—	—	(0.15)
2010 - C	8.29	0.13	(d)	1.05	1.18	(0.09)	—	—	(0.09)
2010 - Institutional	8.28	0.26	(d)	1.01	1.27	(0.19)	—	—	(0.19)
2010 - IR (Commenced August 31, 2010)	8.06	0.11	(d)	1.30	1.41	(0.09)	—	—	(0.09)

2009 - A	6.86	0.13		1.43	1.56	(0.13)	—	—	(0.13)
2009 - C	6.87	0.08		1.42	1.50	(0.08)	—	—	(0.08)
2009 - Institutional	6.85	0.17		1.42	1.59	(0.16)	—	—	(0.16)

2008 - A	10.34	0.19		(3.46)	(3.27)	(0.19)	(0.02)	—	(0.21)
2008 - C	10.35	0.12		(3.46)	(3.34)	(0.12)	(0.02)	—	(0.14)
2008 - Institutional	10.34	0.23		(3.47)	(3.24)	(0.23)	(0.02)	—	(0.25)

2007 - A	10.97	0.29	(e)	0.05	0.34	(0.29)	(0.68)	—	(0.97)
2007 - C	10.99	0.20	(e)	0.06	0.26	(0.22)	(0.68)	—	(0.90)
2007 - Institutional	10.97	0.33	(e)	0.06	0.39	(0.34)	(0.68)	—	(1.02)

2006 - A	10.09	0.34	(f)	1.11	1.45	(0.28)	(0.28)	(0.01)	(0.57)
2006 - C	10.09	0.26	(f)	1.10	1.36	(0.17)	(0.28)	(0.01)	(0.46)
2006 - Institutional	10.10	0.40	(f)	1.09	1.49	(0.33)	(0.28)	(0.01)	(0.62)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from non-recurring special dividends which equal $0.05 per share and 0.56% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which equal $0.05 per share and 0.43% of average net assets.
(f)	Reflects income recognized from non-recurring special dividends which equal $0.10 per share and 0.93% of average net assets.
(g)	Total return reflects the impact of payments received for special dividends recorded this year. Excluding such payments, the total return would have been 13.52%, 12.74% and 13.98%, respectively.

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.82	5.82%	$43,143	1.24	%(c)	1.25	%(c)	1.62	%(c)	73%
9.81	5.35	13,939	1.99	(c)	2.00	(c)	0.87	(c)	73
9.80	6.04	552,147	0.84	(c)	0.85	(c)	2.02	(c)	73
9.81	5.86	486	0.99	(c)	1.00	(c)	1.83	(c)	73

9.38	15.07	37,112	1.24		1.26		1.84	(d)	140
9.38	14.32	10,851	1.99		2.01		1.52	(d)	140
9.36	15.53	408,032	0.84		0.86		2.95	(d)	140
9.38	17.53	1	0.99	(c)	1.01	(c)	4.04	(c)(d)	140

8.29	23.03	139,340	1.24		1.30		1.85		125
8.29	21.93	9,540	1.99		2.05		1.10		125
8.28	23.55	147,446	0.84		0.90		2.30		125

6.86	(31.86)	115,172	1.24		1.29		2.12		61
6.87	(32.36)	8,577	1.99		2.04		1.37		61
6.85	(31.65)	75,190	0.84		0.89		2.62		61

10.34	2.99	240,787	1.24		1.26		2.57	(e)	53
10.35	2.19	16,209	1.99		2.01		1.78	(e)	53
10.34	3.39	82,388	0.84		0.86		2.90	(e)	53

10.97	14.53 (g)	181,756	1.24		1.53		3.25	(f)	63
10.99	13.64 (g)	8,201	1.99		2.28		2.48	(f)	63
10.97	14.99 (g)	49,601	0.84		1.13		3.80	(f)	63

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011 - A	$8.17	$0.17	$0.27	$0.44	$(0.16)	$—	$—	$(0.16)
2011 - C	8.02	0.13	0.27	0.40	(0.13)	—	—	(0.13)
2011 - Institutional	8.07	0.19	0.26	0.45	(0.17)	—	—	(0.17)
2011 - IR	8.06	0.17	0.29	0.46	(0.17)	—	—	(0.17)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010 - A	7.86	0.16	0.41	0.57	(0.14)	(0.12)	—	(0.26)
2010 - C	7.73	0.10	0.41	0.51	(0.10)	(0.12)	—	(0.22)
2010 - Institutional	7.76	0.18	0.42	0.60	(0.17)	(0.12)	—	(0.29)
2010 - IR (Commenced August 1, 2010)	7.08	0.04	1.10	1.14	(0.04)	(0.12)	—	(0.16)

2009 - A	6.36	0.09	1.53	1.62	(0.12)	—	—	(0.12)
2009 - C	6.28	0.02	1.52	1.54	(0.09)	—	—	(0.09)
2009 - Institutional	6.30	0.14	1.47	1.61	(0.15)	—	—	(0.15)

FOR THE PERIOD ENDED DECEMBER 31,
2008 - A (Commenced January 31, 2008)	10.00	0.18	(3.55)	(3.37)	(0.21)	—	(0.06)	(0.27)
2008 - C (Commenced January 31, 2008)	10.00	0.15	(3.66)	(3.51)	(0.15)	—	(0.06)	(0.21)
2008 - Institutional (Commenced January 31, 2008)	10.00	0.31	(3.73)	(3.42)	(0.22)	—	(0.06)	(0.28)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$8.45	5.38%	$222,266	1.30	%(c)	1.37	%(c)	4.07	%(c)	12%
8.29	4.99	1,623	2.05	(c)	2.12	(c)	3.16	(c)	12
8.35	5.65	141,671	0.90	(c)	0.97	(c)	4.55	(c)	12
8.35	5.68	1	1.05	(c)	1.12	(c)	4.09	(c)	12

8.17	7.59	158,348	1.30		1.45		2.06		41
8.02	6.81	1,342	2.05		2.20		1.28		41
8.07	8.10	97,651	0.90		1.05		2.38		41
8.06	16.12	1	1.05	(c)	1.20	(c)	1.48	(c)	41

7.86	26.17	67,681	1.30		2.09		1.23		98
7.73	25.12	894	2.05		2.84		0.28		98
7.76	26.06	35,883	0.90		1.69		2.07		98

6.36	(34.60)	9,673	1.30	(c)	3.50	(c)	2.71	(c)	130
6.28	(35.82)	23	2.05	(c)	4.25	(c)	2.20	(c)	130
6.30	(34.98)	12,275	0.90	(c)	3.10	(c)	4.05	(c)	130

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net
	beginning	investment		and unrealized	investment	investment	From	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	capital	distributions

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011 - A	$9.73	$0.04		$0.82	$0.86	$—	$—	$—
2011 - B	9.44	—	(c)	0.80	0.80	—	—	—
2011 - C	9.39	—	(c)	0.79	0.79	—	—	—
2011 - Institutional	9.89	0.06		0.83	0.89	—	—	—
2011 - Service	9.81	0.03		0.83	0.86	—	—	—
2011 - IR	9.89	0.05		0.84	0.89	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010 - A	8.64	0.08		1.08	1.16	(0.07)	—	(0.07)
2010 - B	8.38	0.01		1.05	1.06	—	—	—
2010 - C	8.33	0.01		1.05	1.06	—	—	—
2010 - Institutional	8.78	0.11		1.11	1.22	(0.11)	—	(0.11)
2010 - Service	8.72	0.07		1.09	1.16	(0.07)	—	(0.07)
2010 - IR (Commenced August 31, 2010)	8.18	0.03		1.78	1.81	(0.10)	—	(0.10)

2009 - A	7.20	0.09	(f)	1.45	1.54	(0.10)	—	(0.10)
2009 - B	6.97	0.04	(f)	1.39	1.43	(0.02)	—	(0.02)
2009 - C	6.94	0.04	(f)	1.39	1.43	(0.04)	—	(0.04)
2009 - Institutional	7.31	0.14	(f)	1.47	1.61	(0.14)	—	(0.14)
2009 - Service	7.26	0.09	(f)	1.46	1.55	(0.09)	—	(0.09)

2008 - A	11.50	0.08		(4.31)	(4.23)	(0.07)	—	(0.07)
2008 - B	11.10	—	(c)	(4.13)	(4.13)	—	—	—
2008 - C	11.06	0.01		(4.13)	(4.12)	—	—	—
2008 - Institutional	11.69	0.12		(4.38)	(4.26)	(0.12)	—	(0.12)
2008 - Service	11.49	0.06		(4.29)	(4.23)	—	—	—

2007 - A	11.72	0.08		(0.20)	(0.12)	(0.07)	(0.03)	(0.10)
2007 - B	11.30	(0.01)		(0.19)	(0.20)	—	—	—
2007 - C	11.27	(0.01)		(0.19)	(0.20)	(0.01)	— (c)	(0.01)
2007 - Institutional	11.91	0.13		(0.21)	(0.08)	(0.10)	(0.04)	(0.14)
2007 - Service	11.70	0.07		(0.20)	(0.13)	(0.06)	(0.02)	(0.08)

2006 - A	10.39	0.08		1.32	1.40	(0.07)	—	(0.07)
2006 - B	10.04	—	(c)	1.26	1.26	—	—	—
2006 - C	10.02	—	(c)	1.25	1.25	—	—	—
2006 - Institutional	10.56	0.14		1.31	1.45	(0.10)	—	(0.10)
2006 - Service	10.37	0.07		1.30	1.37	(0.04)	—	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Ratio is less than 0.005% of average net assets.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.01% of net assets.

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$10.59	8.84%	$99,066	1.09	%(d)	1.25	%(d)	0.75	%(d)	42%
10.24	8.47	1,282	1.84	(d)	2.00	(d)	(0.01	)(d)	42
10.18	8.41	9,247	1.84	(d)	2.00	(d)	—	(d)(e)	42
10.78	9.00	249,659	0.69	(d)	0.85	(d)	1.16	(d)	42
10.67	8.77	38	1.19	(d)	1.35	(d)	0.57	(d)	42
10.78	9.00	1	0.84	(d)	1.00	(d)	1.07	(d)	42

9.73	13.46	91,857	1.09		1.25		0.82		200
9.44	12.65	1,539	1.84		2.00		0.08		200
9.39	12.59	9,484	1.84		2.00		0.07		200
9.89	14.04	200,795	0.69		0.85		1.22		200
9.81	13.34	59	1.19		1.35		0.69		200
9.89	22.18	1	0.84	(d)	1.00	(d)	0.97	(d)	200

8.64	21.43	90,909	1.09		1.28		1.37	(f)	352
8.38	20.48	2,259	1.84		2.03		0.62	(f)	352
8.33	20.56	10,887	1.84		2.03		0.63	(f)	352
8.78	21.90	133,016	0.69		0.88		1.88	(f)	352
8.72	21.41	48	1.19		1.38		1.28	(f)	352

7.20	(36.66)	112,426	1.09		1.27		0.81		153
6.97	(37.13)	5,169	1.84		2.02		(0.02)		153
6.94	(37.08)	13,977	1.84		2.02		0.06		153
7.31	(36.34)	67,367	0.69		0.87		1.27		153
7.26	(36.74)	55	1.19		1.37		0.57		153

11.50	(0.92)	241,192	1.10		1.24		0.65		73
11.10	(1.77)	20,010	1.85		1.99		(0.11)		73
11.06	(1.75)	30,008	1.85		1.99		(0.10)		73
11.69	(0.65)	63,913	0.70		0.84		1.05		73
11.49	(1.10)	400	1.20		1.34		0.55		73

11.72	13.34	138,732	1.09		1.32		0.77		90
11.30	12.55	24,820	1.84		2.07		(0.01)		90
11.27	12.48	29,340	1.84		2.07		0.01		90
11.91	13.76	61,338	0.69		0.92		1.21		90
11.70	13.21	354	1.19		1.42		0.63		90

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income		gain (loss)	operations	income

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011 - A	$7.90	$0.14	(b)(c)	$0.25	$0.39	$—
2011 - C	7.88	0.11	(b)(c)	0.25	0.36	—
2011 - Institutional	7.90	0.16	(b)(c)	0.25	0.41	—
2011 - IR	7.90	0.15	(b)(c)	0.22	0.37	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010 - A	7.40	0.13	(b)	0.51	0.64	(0.14)
2010 - C	7.39	0.08	(b)	0.50	0.58	(0.09)
2010 - Institutional	7.39	0.15	(b)	0.53	0.68	(0.17)
2010 - IR (Commenced August 31, 2010)	6.82	0.03	(b)	1.21	1.24	(0.16)

2009 - A	6.07	0.13	(b)	1.32	1.45	(0.12)
2009 - C	6.06	0.09	(b)	1.31	1.40	(0.07)
2009 - Institutional	6.06	0.15	(b)	1.33	1.48	(0.15)

FOR THE PERIOD ENDED DECEMBER 31,
2008 - A (Commenced January 31, 2008)	10.00	0.17		(3.93)	(3.76)	(0.17)
2008 - C (Commenced January 31, 2008)	10.00	0.13		(3.94)	(3.81)	(0.13)
2008 - Institutional (Commenced January 31, 2008)	10.00	0.19		(3.94)	(3.75)	(0.19)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.19% of average net assets.
(d)	Annualized.

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		rate

$8.29	4.94%	$70,987	1.26	%(d)	1.52	%(d)	3.50	%(c)(d)	21%
8.24	4.44	25	2.01	(d)	2.27	(d)	2.71	(c)(d)	21
8.31	5.19	108,534	0.86	(d)	1.12	(d)	3.92	(c)(d)	21
8.27	4.94	1	1.01	(d)	1.27	(d)	3.63	(c)(d)	21

7.90	8.64	75,854	1.26		1.56		1.75		70
7.88	7.89	24	2.01		2.31		1.05		70
7.90	9.17	85,604	0.86		1.16		2.12		70
7.90	18.21	1	1.01	(d)	1.31	(d)	1.26	(d)	70

7.40	23.98	77,469	1.26		1.67		2.00		101
7.39	23.13	8	2.01		2.42		1.38		101
7.39	24.47	53,159	0.86		1.27		2.24		101

6.07	(37.56)	71,917	1.26	(d)	1.80	(d)	2.53	(d)	243
6.06	(38.02)	8	2.01	(d)	2.55	(d)	1.83	(d)	243
6.06	(37.40)	17,652	0.86	(d)	1.40	(d)	2.05	(d)	243

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements
June 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

U.S. Equity Dividend and Premium, International Equity Dividend and Premium, and Structured International Tax-Managed Equity	A, C, Institutional and IR	Diversified

Structured Tax-Managed Equity	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange, the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Certain dividends from foreign securities will be recorded when the Fund is informed of the dividend, if such information is obtained subsequent to the ex dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, and Service fees.

D. Redemption Fees — Prior to October 1, 2010, all classes of the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds charged a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds used a first-in first-out method so that shares held longest were treated as

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

being redeemed first and shares held shortest were treated as being redeemed last. Redemption fees were reimbursed to a Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in capital and were allocated to each share class of the Fund on a pro-rata basis. Effective October 1, 2010, the redemption fee for each Fund was eliminated.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

U.S. Equity Dividend and Premium, and International Equity Dividend and Premium	Quarterly	Annually

Structured Tax-Managed Equity and Structured International Tax-Managed Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations, however, the effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included as an increase or decrease to net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies.

G. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

H. Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.
Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. When the Funds write (sell) S&P 500 Index, MSCI EAFE Index or related exchange traded fund (“ETF”) call options, they receive cash but limit their opportunity to profit from an increase in the market value of the applicable index beyond the exercise price (plus the premium received) of the option. In a rising market, the Funds could significantly underperform the market. The Funds’ option strategies may not fully protect them against declines in the value of the market. Cash received from premiums will enhance return in declining or relatively flat markets, but the Funds will continue to bear the risk of a decline in the value of the securities held in their portfolios. The benefit from writing a call option is limited to the amount of premiums received. In a period of a sharply falling equity market, the Funds will likely also experience sharp declines in their net asset values.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of June 30, 2011:

U.S. EQUITY DIVIDEND AND PREMIUM
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$599,292,177	$—	$—
Short-term Investment	62,834,027	—	—

Total	$662,126,204	$—	$—

Derivative Type

Assets
Futures Contracts(a)	$204,667	$—	$—

Liabilities
Written Options	$(9,400,000)	$—	$—

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$15,359,686	$344,284,041 (b)	$—
Short-term Investment	3,936,809	—	—

Total	$19,296,495	$344,284,041	$—

Derivative Type

Assets
Futures Contracts(a)	$220,809	$—	$—

Liabilities
Written Options	$(6,382,056)	$—	$—

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

STRUCTURED TAX-MANAGED EQUITY
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$350,032,697	$—	$—
Short-term Investment	11,027,317	—	—
Securities Lending Reinvestment Vehicle	2,379,775	—	—

Total	$363,439,789	$—	$—

Derivative Type

Assets
Futures Contracts(a)	$329,475	$—	$—

STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$6,637,335	$167,927,799 (b)	$—
Short-term Investment	1,622,274	—	—
Securities Lending Reinvestment Vehicle	1,285,530	—	—

Total	$9,545,139	$167,927,799	$—

Derivative Type

Assets
Futures Contracts(a)	$134,364	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the six months ended June 30, 2011, the Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of June 30, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

		Statements of			Statements of
		Assets and Liabilities			Assets and Liabilities
Fund	Risk	Location	Assets		Location	Liabilities
U.S. Equity Dividend and Premium	Equity	Due from broker — variation margin, at value	$204,667(a	)	Payables for written options, at value	$(9,400,000)

International Equity Dividend and Premium	Equity	Due from broker — variation margin, at value	220,809(a	)	Payables for written options, at value	(6,382,056)

Structured Tax-Managed Equity	Equity	Due from broker — variation margin, at value	329,475(a	)	—	—

Structured International Tax-Managed Equity	Equity	Due from broker — variation margin, at value	134,364(a	)	—	—

(a)	Includes cumulative appreciation (depreciation) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

			Net	Net Change in	Average
		Statements of	Realized	Unrealized	Number of
Fund	Risk	Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures transactions and written options/Net change in unrealized gain (loss) on futures and written options	$7,755,315	$(2,616,294)	2,005

International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures transactions and written options/Net change in unrealized gain (loss) on futures and written options	5,433,779	(2,570,649)	2,113

Structured Tax-Managed Equity	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	222,170	233,361	111

Structured International Tax-Managed Equity	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	(160,346)	147,990	73

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2011.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended June 30, 2011, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.75%

International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81

Structured Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.65 *

Structured International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.81 *

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate above through at least April 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C

Distribution Plan	0.25%	0.75%	0.75%

Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended June 30, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

U.S. Equity Dividend and Premium	$8,600	N/A	$—

International Equity Dividend and Premium	800	N/A	—

Structured Tax-Managed Equity	1,000	$—	—	*

Structured International Tax-Managed Equity	500	N/A	—

*	Amount rounds to less than $100.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate as follows: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C and Class IR Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds are 0.054%, 0.054%, 0.004% and 0.014%, respectively. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.
For the six months ended June 30, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

		Other	Total
	Management	Expense	Expense
Fund	Fee Waiver	Reimbursement	Reductions

U.S. Equity Dividend and Premium	$—	$19	$19

International Equity Dividend and Premium	—	110	110

Structured Tax-Managed Equity	84	180	264

Structured International Tax-Managed Equity	33	182	215

As of June 30, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

U.S. Equity Dividend and Premium	$365	$20	$26	$411

International Equity Dividend and Premium	236	46	38	320

Structured Tax-Managed Equity	185	28	24	237

Structured International Tax-Managed Equity	117	15	15	147

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Line of Credit Facility — As of June 30, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2011, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the six months ended June 30, 2011, Goldman Sachs earned approximately $13,400, $29,800, $2,000 and $3,400 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively.
As of June 30, 2011, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

	Goldman Sachs	Goldman Sachs
	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity
Fund	Portfolio	Portfolio

U.S. Equity Dividend and Premium	15%	—%

International Equity Dividend and Premium	12	—

Structured Tax-Managed Equity	—	65

Structured International Tax-Managed Equity	—	53

As of June 30, 2011, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 35% of the Class C Shares of the Structured International Tax-Managed Equity Fund and 100% of the Class IR Shares of the International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2011, were as follows:

Fund	Purchases	Sales

U.S. Equity Dividend and Premium	$531,730,231	$373,557,690

International Equity Dividend and Premium	160,781,987	36,289,633

Structured Tax-Managed Equity	170,352,438	139,947,142

Structured International Tax-Managed Equity	48,119,419	35,610,480

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end investment company, is subject to Rule 2a-7 under the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.
Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended June 30, 2011, are reported under Investment Income on the Statements of Operations. The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended June 30, 2011		Amounts Payable to
	Earnings of GSAL	Amounts Received	Goldman Sachs
	Relating to	by the Funds	Upon Return of
	Securities	from Lending to	Securities Loaned as of
Fund	Loaned	Goldman Sachs	June 30, 2011

Structured Tax-Managed Equity	$1,664	$3,249	$644,250

Structured International Tax-Managed Equity	18,088	3,334	5,611

The following table provides information about the Funds’ investment in the Money Market Fund for the six months ended June 30, 2011 (in thousands):

	Number of
	Shares Held			Number of
	Beginning	Shares	Shares	Shares Held	Value at
Fund	of Period	Bought	Sold	End of Period	End of Period

Structured Tax-Managed Equity	3,021	12,371	(13,012)	2,380	$2,380

Structured International Tax-Managed Equity	685	30,367	(29,766)	1,286	1,286

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2010, the Funds’ capital loss carryforwards on a tax-basis were as follows:

				Structured
	U.S. Equity	International	Structured	International
	Dividend and	Equity Dividend	Tax-Managed	Tax-Managed
	Premium	and Premium	Equity	Equity

Capital loss carryforward:(1)
Expiring 2015	$—	$—	$(5,190,228)	$—
Expiring 2016	—	—	(51,457,820)	(40,155,952)
Expiring 2017	(28,646,302)	—	—	(31,387,420)

Total capital loss carryforward	$(28,646,302)	$—	$(56,648,048)	$(71,543,372)

Timing differences (post-October losses/deferred REIT income/deferred straddle losses)	$(3,010,493)	$(517,194)	$(15,460,595)	$(84,891)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

				Structured
	U.S. Equity	International	Structured	International
	Dividend and	Equity Dividend	Tax-Managed	Tax-Managed
	Premium	and Premium	Equity	Equity

Tax cost	$673,838,994	$350,528,009	$314,209,061	$127,209,408

Gross unrealized gain	17,741,647	28,453,612	50,035,674	51,391,132
Gross unrealized loss	(29,454,437)	(15,401,085)	(804,946)	(1,127,602)

Net unrealized security gain (loss)	$(11,712,790)	$13,052,527	$49,230,728	$50,263,530

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences related to the tax treatment of passive foreign investment companies.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

9. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium Fund

	For the Six Months Ended
	June 30, 2011		For the Fiscal Year Ended
	(Unaudited)		December 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,139,012	$11,087,023	5,296,503	$45,376,174
Reinvestment of distributions	43,457	424,485	121,730	1,023,403
Shares redeemed	(745,143)	(7,308,316)	(18,274,420)	(151,627,631)

	437,326	4,203,192	(12,856,187)	(105,228,054)

Class C Shares
Shares sold	383,252	3,724,226	286,614	2,495,162
Reinvestment of distributions	7,029	68,683	7,732	66,389
Shares redeemed	(127,035)	(1,237,681)	(287,661)	(2,471,543)

	263,246	2,555,228	6,685	90,008

Institutional Shares
Shares sold	16,442,832	160,045,928	31,310,981	266,114,332
Reinvestment of distributions	547,091	5,331,343	349,028	3,034,668
Shares redeemed	(4,230,672)	(41,235,767)	(5,881,068)	(50,526,514)

	12,759,251	124,141,504	25,778,941	218,622,486

Class IR Shares(a)
Shares sold	54,862	527,955	124	1,000
Reinvestment of distributions	508	4,958	1	11
Shares redeemed	(6,002)	(58,455)	—	—

	49,368	474,458	125	1,011

NET INCREASE	13,509,191	$131,374,382	12,929,564	$113,485,451

(a)	Commenced operations on August 31, 2010.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Dividend and Premium Fund

	For the Six Months Ended
	June 30, 2011		For the Fiscal Year Ended
	(Unaudited)		December 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,595,975	$81,295,055	14,002,520	$107,874,231
Reinvestment of distributions	471,925	3,948,447	432,649	3,301,536
Shares redeemed	(3,145,511)	(26,719,083)	(3,668,343)	(27,952,333)

	6,922,389	58,524,419	10,766,826	83,223,434

Class C Shares
Shares sold	31,995	263,341	55,054	398,973
Reinvestment of distributions	2,948	24,180	4,612	34,394
Shares redeemed	(6,500)	(54,331)	(8,071)	(59,800)

	28,443	233,190	51,595	373,567

Institutional Shares
Shares sold	5,631,190	47,291,067	8,455,414	63,924,649
Reinvestment of distributions	314,748	2,602,129	292,978	2,234,981
Shares redeemed	(1,069,827)	(8,974,070)	(1,269,540)	(9,549,894)

	4,876,111	40,919,126	7,478,852	56,609,736

Class IR Shares(a)
Shares sold	2	16	141	1,000
Reinvestment of distributions	3	24	3	22
Shares redeemed	(2)	(15)	—	—

	3	25	144	1,022

NET INCREASE	11,826,946	$99,676,760	18,297,417	$140,207,759

(a)	Commenced operations on August 31, 2010.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Tax-Managed Equity Fund

	For the Six Months Ended
	June 30, 2011		For the Fiscal Year Ended
	(Unaudited)		December 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,347,452	$13,804,205	3,002,710	$26,708,035
Shares converted from Class B(a)	1,739	17,341	26,552	237,830
Reinvestment of distributions	—	—	66,620	636,219
Shares redeemed	(1,434,277)	(14,682,097)	(4,181,448)	(37,015,595)

	(85,086)	(860,551)	(1,085,566)	(9,433,511)

Class B Shares
Shares sold	1,477	14,931	657	5,805
Shares converted to Class A(a)	(1,797)	(17,341)	(27,448)	(237,830)
Reinvestment of distributions	—	—	—	—
Shares redeemed	(37,456)	(370,541)	(79,734)	(685,479)

	(37,776)	(372,951)	(106,525)	(917,504)

Class C Shares
Shares sold	9,519	93,138	25,110	212,973
Reinvestment of distributions	—	—	—	—
Shares redeemed	(111,277)	(1,093,116)	(321,412)	(2,725,624)

	(101,758)	(999,978)	(296,302)	(2,512,651)

Institutional Shares
Shares sold	4,060,587	42,091,288	7,379,406	66,178,376
Reinvestment of distributions	—	—	217,882	2,113,451
Shares redeemed	(1,215,360)	(12,809,008)	(2,451,216)	(22,284,129)

	2,845,227	29,282,280	5,146,072	46,007,698

Service Shares
Shares sold	—	—	1,577	14,320
Reinvestment of distributions	—	—	31	293
Shares redeemed	(2,431)	(25,951)	(1,030)	(8,789)

	(2,431)	(25,951)	578	5,824

Class IR Shares(b)
Shares sold	—	—	122	1,000
Reinvestment of distributions	—	—	2	12
Shares redeemed	—	—	—	—

	—	—	124	1,012

NET INCREASE	2,618,176	$27,022,849	3,658,381	$33,150,868

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on August 31, 2010.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Tax-Managed Equity Fund

	For the Six Months Ended
	June 30, 2011		For the Fiscal Year Ended
	(Unaudited)		December 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,864,907	$15,338,323	3,405,117	$26,064,272
Reinvestment of distributions	—	—	155,996	1,219,886
Shares redeemed	(2,903,158)	(23,413,619)	(4,429,118)	(32,956,454)

	(1,038,251)	(8,075,296)	(868,005)	(5,672,296)

Class C Shares
Shares sold	2	16	1,942	13,338
Reinvestment of distributions	—	—	35	273
Shares redeemed	(2)	(16)	(4)	(28)

	—	—	1,973	13,583

Institutional Shares
Shares sold	2,846,368	23,095,028	4,310,686	31,337,018
Reinvestment of distributions	—	—	223,581	1,748,406
Shares redeemed	(617,988)	(5,159,457)	(885,806)	(6,642,682)

	2,228,380	17,935,571	3,648,461	26,442,742

Class IR Shares(a)
Shares sold	—	—	147	1,000
Reinvestment of distributions	—	—	3	23
Shares redeemed	—	—	—	—

	—	—	150	1,023

NET INCREASE	1,190,129	$9,860,275	2,782,579	$20,785,052

(a)	Commenced operations on August 31, 2010.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs U.S. Equity Dividend and Premium, Goldman Sachs International Equity Dividend and Premium, Goldman Sachs Structured Tax-Managed Equity and Goldman Sachs Structured International Tax-Managed Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to the Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds) and reimburse certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Structured Tax-Managed Equity Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams, including the portfolio management team managing the Funds, that had occurred in recent periods, the potential benefit to the Funds of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other comparable SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data provider. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, and

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

market conditions. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Independent Trustees noted that for the one-year period ended May 31, 2011, the Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds each ranked in the top half of their respective peer groups, with the Structured International Tax-Managed Equity Fund also outperforming its benchmark index for the one-year period ended May 31, 2011. The Independent Trustees also noted that the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds had both ranked in the bottom half of their respective peer groups and underperformed their respective benchmark indices during the one-year period ended May 31, 2011. The Independent Trustees observed that the Structured Tax-Managed Equity Fund had performance that was in the bottom half of its peer group for multiple time periods of greater than one-year. The Independent Trustees also noted that in response to market turmoil in 2009, the Investment Adviser had implemented measures intended to improve Fund performance, including adjusting the Quantitative Investment Strategies (“QIS”) team’s investment process used to manage the Funds (which among other things included changes in trading strategies and enhancements to the models) and making certain changes to the QIS team’s personnel, and that the changes seemed to have had a positive effect on performance. They recognized that despite some recent turnover in senior personnel on the QIS team, the team was dedicated to both retaining talent and attracting high quality new talent. The Independent Trustees also noted that they had received assurances from the Investment Adviser’s senior management that measures would continue to be taken to address the Funds’ performance.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations), comparing each Fund’s expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee for Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds and to limit each of the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

				Structured
	U.S. Equity	International	Structured	International
	Dividend and	Equity Dividend and	Tax-Managed	Tax-Managed
	Premium Fund	Premium Fund	Equity Fund	Equity Fund

First $1 billion	0.75%	0.81%	0.70%	0.85%
Next $1 billion	0.68	0.73	0.63	0.77
Next $3 billion	0.65	0.69	0.60	0.73
Next $3 billion	0.64	0.68	0.59	0.72
Over $8 billion	0.63	0.67	0.58	0.71

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit the Funds’ fees and “other expenses” ratios (excluding certain expenses) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Funds also benefited from their participation in the securities lending program.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2012.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended June 30, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service or Class IR Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service or Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011.

Actual Expenses  — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				Structured Tax-Managed Equity Fund				Structured International Tax-Managed Equity Fund
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
Share Class	1/01/11	6/30/11		6/30/11*	1/01/11	6/30/11		6/30/11*	1/01/11	6/30/11		6/30/11*	1/01/11	6/30/11		6/30/11*
Class A
Actual	$1,000	$1,058.20		$6.33	$1,000	$1,053.80		$6.62	$1,000	$1,088.40		$5.64	$1,000	$1,049.40		$6.40
Hypothetical 5% return	1,000	1,018.65	+	6.21	1,000	1,018.35	+	6.51	1,000	1,019.39	+	5.46	1,000	1,018.55	+	6.31

Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,084.70		9.51	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A	+	N/A	N/A	N/A	+	N/A	1,000	1,015.67	+	9.20	N/A	N/A	+	N/A

Class C
Actual	1,000	1,053.50		10.13	1,000	1,049.90		10.42	1,000	1,084.10		9.51	1,000	1,044.40		10.19
Hypothetical 5% return	1,000	1,014.93	+	9.94	1,000	1,014.63	+	10.24	1,000	1,015.67	+	9.20	1,000	1,014.83	+	10.04

Institutional
Actual	1,000	1,060.40		4.29	1,000	1,056.50		4.59	1,000	1,090.00		3.58	1,000	1,051.90		4.38
Hypothetical 5% return	1,000	1,020.63	+	4.21	1,000	1,020.33	+	4.51	1,000	1,021.37	+	3.46	1,000	1,020.53	+	4.31

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,087.70		6.16	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A	+	N/A	N/A	N/A	+	N/A	1,000	1,018.89	+	5.96	N/A	N/A	+	N/A

Class IR
Actual	1,000	1,058.60		5.05	1,000	1,056.80		5.35	1,000	1,090.00		4.35	1,000	1,049.40		5.13
Hypothetical 5% return	1,000	1,019.89	+	4.96	1,000	1,019.59	+	5.26	1,000	1,020.63	+	4.21	1,000	1,019.79	+	5.06

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR

U.S. Equity Dividend and Premium	1.24%	N/A	1.99%	0.84%	N/A	0.99%
International Equity Dividend and Premium	1.30	N/A	2.05	0.90	N/A	1.05
Structured Tax-Managed Equity	1.09	1.84%	1.84	0.69	1.19%	0.84
Structured International Tax-Managed Equity	1.26	N/A	2.01	0.86	N/A	1.01

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Divisionof Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $720.3 billion in assets under management as of March 31, 2011 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]
Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fundsm
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund

Select Satellite[4]
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]
■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions&Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include a Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 58007.MF.MED.TMPL/8/2011 TAXADVSAR11/10k

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	August 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	August 31, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	August 31, 2011